EXHIBIT 10.10

                                 LEASE AGREEMENT

                                     BETWEEN

                       FORT LAUDERDALE CROWN CENTER, INC.

                                    LANDLORD

                                       AND

                          FUSION TELECOM INTERNATIONAL

                                     TENANT

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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I ...................................................................  1
      DESCRIPTION OF PROPERTY; TERM .........................................  1
            1.    Description of Property ...................................  1
            2.    Term ......................................................  1
            3.    Renewal Option ............................................  1
            4.    Expansion Option ..........................................  2

ARTICLE II ..................................................................  2
            1.    Base Rent; Late Charge; Sales Tax .........................  2
            2.    Rental Adjustment .........................................  2
            3.    Payment Without Notice or Demand ..........................  3
            4.    Place of Payment ..........................................  3

ARTICLE III .................................................................  3
      ADDITIONAL RENT .......................................................  3
            1.    Additional Rent ...........................................  3
            2.    Tenant's Proportionate Share ..............................  5
            3.    Operating Expenses All Inclusive ..........................  5

ARTICLE IV ..................................................................  5
      SECURITY/DAMAGE DEPOSIT ...............................................  5

ARTICLE V ...................................................................  6
      USE OF PREMISES .......................................................  6

ARTICLE VI ..................................................................  6
      PARKING ...............................................................  6

ARTICLE VII .................................................................  6
      PREPARATION OF THE PREMISES ...........................................  6
            1.    Leasehold Improvement .....................................  6
            2.    Acceptance of Premises ....................................  7
            3.    Access to Premises Prior to Commencement Date .............  7

ARTICLE VIII ................................................................  7
      LANDLORD AND TENANT OBLIGATIONS .......................................  7
            1.    Tenant's Obligations ......................................  7
            2.    Landlord's Obligations ....................................  8
            3.    Floor Loads; Noise and Vibration ..........................  8
            4.    Services ..................................................  8
            5.    Energy Conservation .......................................  8
            6.    Janitorial Services .......................................  8
            7.    Antenna, Telephone and Cable ..............................  9

ARTICLE IX ..................................................................  9
      LANDLORD'S AND TENANT'S PROPERTY ......................................  9
            1.    Landlord's Property .......................................  9
            2.    Tenant's Property .........................................  9
            3.    Removal of Tenant's Property ..............................  9
            4.    [Deliberately Omitted] ....................................  9

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                                                                            PAGE

ARTICLE X ................................................................... 10
      INSURANCE ............................................................. 10
            1.    Tenant's Insurance ........................................ 10
            2.    Destruction of the Premises or Building ................... 11

ARTICLE XI .................................................................. 11
      ALTERATIONS AND MECHANIC'S LIENS ...................................... 11
            1.    Alterations by Tenant ..................................... 11
            2.    Additional Alterations by Tenant .......................... 12
            3.    Mechanic's, Materialman's and Laborer's Liens ............. 13

ARTICLE XII ................................................................. 13
      ASSIGNMENT AND SUBLETTING ............................................. 13
            1.    Tenant's Transfer ......................................... 14
            2.    Tenant's Liability ........................................ 14
            3.    Landlord's Right of Cancellation .......................... 14
            4.    Landlord's Transfer ....................................... 14

ARTICLE XIII ................................................................ 14
      OBLIGATION TO COMPLY .................................................. 14
            1.    Obligations of Tenant ..................................... 14
            2.    Rules and Regulations ..................................... 15
            3.    Attorney's Fees ........................................... 15

ARTICLE XIV ................................................................. 15
      RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS ....................... 15
            1.    Payment or Performance .................................... 15
            2.    Reimbursement ............................................. 15

ARTICLE XV .................................................................. 16
      NON-LIABILITY AND INDEMNIFICATION ..................................... 16
            1.    Non-Liability of Landlord ................................. 16
            2.    Indemnification by Tenant ................................. 16
            3.    Independent Obligations; Force Majeure .................... 16

ARTICLE XVI ................................................................. 17
      DEFAULT ............................................................... 17
            1.    Events of Default ......................................... 17
            2.    Surrender of Premises ..................................... 17
            3.    Holdover .................................................. 17

ARTICLE XVII ................................................................ 17
      REMEDIES .............................................................. 17
            1.    Remedies .................................................. 17
                  A. Termination ............................................ 18
                  B. Right of Re-Let ........................................ 18
                  C. Acceleration ........................................... 18
                  D. Additional Charges ..................................... 18
                  E. Waiver of Notice ....................................... 18

ARTICLE XVIII ............................................................... 19
      EMINENT DOMAIN ........................................................ 19
            1.    Taking .................................................... 19
            2.    Award ..................................................... 19
            3.    Temporary Taking .......................................... 19
            4.    Partial Taking ............................................ 19

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                                                                            PAGE

ARTICLE XIX ................................................................. 19
      QUIET ENJOYMENT ....................................................... 19

ARTICLE XX .................................................................. 20
      SUBORDINATION AND ATTORNMENT .......................................... 20
            1.    Subordination ............................................. 20
            2.    Notice to Landlord and Superior Mortgage .................. 20
            3.    Attornment ................................................ 20

ARTICLE XXI ................................................................. 20
      LANDLORD'S RIGHT OF ACCESS ............................................ 20
            1.    Access for Maintenance and Repair ......................... 20
            2.    Access for Inspection and Showing ......................... 21
            3.    Landlord's Alterations and Improvements ................... 21

ARTICLE XXII ................................................................ 21
      SIGNS AND OBSTRUCTION.................................................. 21
            1.    Signs ..................................................... 21
            2.    Obstruction ............................................... 21

ARTICLE XXIII ............................................................... 21
      NOTICES ............................................................... 22
            1.    Notices ................................................... 22

ARTICLE XXIV ................................................................ 22
      MISCELLANEOUS ......................................................... 22
            1.    [Deliberately Omitted] .................................... 22
            2.    Environmental Indemnity ................................... 22
            3.    Radon Gas ................................................. 23
            4.    Broker Commission ......................................... 23
            5.    Financial Statements ...................................... 23
            6.    Estoppel Certificates ..................................... 23
            7.    No Recordation ............................................ 23
            8.    Governing Law ............................................. 23
            9.    No Partnership or Joint Venture ........................... 24
            10.   Capacity to Execute Lease ................................. 24
            11.   Exculpation of Landlord ................................... 24
            12.   Waiver of Trial by Jury ................................... 24
            13.   Time of Essence ........................................... 24
            14.   Entire Agreement .......................................... 24

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (hereinafter referred to as the "Lease") is made and entered into as of the ____day of September, 1999, by and between FORT LAUDERDALE CROWN CENTER, INC., a Florida corporation (hereinafter referred to as "Landlord") and FUSION TELECOM INTERNATIONAL, a Delaware (hereinafter referred to as "Tenant").

W I T N E S S E T H:

         THAT LANDLORD, in consideration of the rents and agreements promised and agreed by Tenant to be paid and performed, leases to Tenant, and Tenant leases from Landlord, the Premises described herein, subject to the following terms.

ARTICLE I

DESCRIPTION OF PROPERTY; TERM

         1. DESCRIPTION OF PROPERTY. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the following space: Suite 200 consisting of approximately 13,502 rentable square feet on the second (2nd) floor as shown on EXHIBIT "A" and made a part of this Lease (the "Premises"), in the building now known as Crown Center, located at 1415 Cypress Creek Road, Fort Lauderdale, Florida 33309 (the "Building"), depicted on the site plan attached hereto as EXHIBIT "B", together with the right to use in common with other tenants of the Building, their invitees, customers and employees, the lobby areas, stairways, elevators, hallways, lavatories and all other common facilities contained in the Building, parking areas and common areas of the building at 1425 Cypress Creek Road, Fort Lauderdale, Florida. All of the land and real property underlying or adjacent to the Building, with all improvements, including the Building, and used in connection with the operation of the Building shall be referred to as the "Property". For purposes of determining Operating Expenses, the term "Building" also includes 1425 Cypress Creek Road, Fort Lauderdale, Florida 33309.

         2. TERM.  Tenant  shall have and hold the  Premises for a term of seven
(7) years hereinafter referred to as the "Term" or "Lease Term"), commencing on the date that a certificate of occupancy for the Premises is issued by the City of Fort Lauderdale ("Commencement Date"), and expiring on the day preceding the seventh (7th) anniversary of the Commencement Date (the "Expiration Date"). The parties hereto agree that they will execute upon the Commencement Date, an Estoppel Certificate in substantially the form attached hereto as EXHIBIT "C", certifying said dates. Tenant's failure or refusal to execute said Estoppel Certificate shall constitute a default hereunder.

         For the purposes of this Lease, a "Lease Year" shall be defined as that twelve (12) month period commencing on the Commencement Date or the annual anniversary thereof, as may be applicable, and ending on the day before the next succeeding anniversary of the Commencement Date; provided, however, that if the Commencement Date is a day other than the first day of the calendar month, then the first Lease Year shall end on the last day of the calendar month in which occurs the first anniversary of the Commencement Date, and any subsequent Lease Year shall be the twelve (12) month period beginning on the first day of the immediately succeeding calendar month; and provided further that the last Lease Year shall end on the Expiration Date or sooner termination or expiration of this Lease, regardless of whether the last Lease Year is a full twelve (12) month period. For the purpose of this Lease, a "Lease Month" shall be defined as those successive calendar month periods beginning with the Commencement Date and continuing through the Term or any extension of the Term of the Lease;

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provided, however, if the Commencement Date is a day other than the first day of the calendar month, then the first Lease Month shall include that period of time from the Commencement Date up to the first day of the next calendar month, and each subsequent Lease Month shall be a calendar month period beginning on the first day of such month.

         3. RENEWAL OPTION. Provided that the Tenant is not in default of any of the provisions of this Lease on the date that the Landlord receives the notice from the Tenant described below in this paragraph and is still in occupancy of the Premises, the Tenant shall have the option to extend the term of this Lease for one five (5) year term upon all of the same terms and conditions in this Lease, provided that Tenant gives notice in writing to the Landlord no later than one hundred eighty (180) days prior to the Expiration Date that Tenant is exercising such option. Upon exercising such option, any references in this Lease to the "Expiration Date", shall thereafter mean the date which is the day preceding the twelfth (12th) anniversary of the Commencement Date.

         4. EXPANSION OPTION. Provided that Tenant is not then in default of any of the provisions of this Lease and is still in occupancy of the Premises, and subject to the expansion rights or rights of first refusal of existing tenants in effect on the Commencement Date, the Landlord shall offer first to the Tenant the right to lease adjacent space to the Premises on the second floor of the Building or space that becomes available on the first floor of the Building at the then market lease rate for the Crown Center complex. Landlord shall notify Tenant in writing when any adjacent space to the Premises on the second floor or space on the first floor of the Building becomes available, and Tenant shall have ten (10) days after receipt of the Landlord's written notice to respond to the Landlord of Tenant's intent to exercise its right to lease any such space. If Tenant so notified Landlord, the parties shall enter into a new lease for such expansion space within thirty (30) days of the Tenant's receipt from the Landlord of a proposed lease, or amend this Lease to include the expansion space and other applicable rental terms within thirty (30) days of Tenant's receipt from Landlord of a proposed amendment. If Tenant fails to respond to the Landlord within such ten (10) day period, or if a lease (or an amendment to this Lease) is not entered into within such thirty (30) day period, then the Tenant's first right of refusal shall expire with respect to such space.

         If Tenant does not exercise its right to lease adjacent space to the Premises on the second floor of the Building or space that becomes available on the first floor of the Building pursuant to the immediately preceding paragraph, and Landlord subsequently offers to lease such space to another party at a net effective rent that is less than the net effective rent initially offered to Tenant, Landlord shall offer to Tenant a right of first refusal to lease such space at the same net effective rent as is being offered to such other party. Tenant shall have 72 hours after receipt of the Landlord's offer to respond to the Landlord of Tenant's intent to exercise its right to lease such space at such base rent. If Tenant so notifies Landlord, the parties shall enter into a new lease for such expansion space within thirty (30) days of the Tenant's receipt from the Landlord of a proposed lease, or amend this Lease to include the expansion space and other applicable rental terms within thirty (30) days of Tenant's receipt from Landlord of a proposed amendment. If Tenant fails to respond to the Landlord within such 72 hour period, or if a lease (or an amendment to this Lease) is not entered into within such thirty (30) day period, then the Tenant's right of refusal shall expire with respect to such space.

                                   ARTICLE II

                                    BASE RENT

         1. BASE RENT; LATE CHARGE; SALES TAX. Tenant agrees to pay Landlord as rent for the first Lease Year sum of $162,024.00 (to wit: $12.00 prsf base rent x 13,502 rsf) (the "Base Rent"), payable in twelve (12) equal monthly installments of $13,502.00 in advance on the first day of each and every month during the first year of the Lease Term. In addition, Tenant shall be responsible for the payment of Additional Rent (hereinafter defined) as provided in Article III below (the Base Rent and Additional Rent

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shall  sometimes be  collectively  referred to as the "Rent").  In the event any monthly Rent payment is not paid within five (5) days after it is due, Tenant agrees to pay a late charge of five (5%) percent of the amount of the payment due. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of Rent by Tenant. Tenant further agrees that the late charge assessed pursuant to this Lease is not interest, and the late charge assessed does not constitute a lender or borrower/creditor relationship between Landlord and Tenant, and may be treated by Landlord as Additional Rent owed by Tenant. Tenant shall also pay to Landlord all sales, use or other taxes pertaining to the Rent, which Landlord agrees shall be remitted by Landlord to the Florida Department of Revenue or other appropriate taxing authority. Upon Tenant's execution of this Lease, Tenant shall pre-pay the first month's gross rent (to wit: $18,784.66 =
$13,502.00 Base Rent + $4,219.38 Additional Rent + $1,063.28 sales tax) to Landlord.

         2. RENTAL ADJUSTMENT. Commencing with the first month of the second Lease Year and each Lease Year thereafter during the Term of this Lease, the annual Base Rental shall be increased by four percent (4%) per annum over the annual Base Rental for the previous lease year.

         3. PAYMENT WITHOUT NOTICE OR DEMAND. The Rent called for in this Lease shall be paid to Landlord without notice (except notices expressly required in this Lease) or demand, and without counterclaim, offset, deduction, abatement, suspension, deferment, diminution or reduction. Tenant hereby waives all rights now or hereafter conferred to any offset, deduction, abatement, suspension, deferment, diminution or reduction of the Rent on account of any such circumstances or occurrence.

         4. PLACE OF PAYMENT. All payments of Rent shall be made and paid by Tenant to Landlord at its offices at 1475 Cypress Creek Road, Fort Lauderdale, Florida, 33309, or at such other place as Landlord may from time to time designate in writing to Tenant. All Rent shall be payable in United States currency. Any extension, indulgence or waiver permitted by Landlord in the time, manner or mode of payment of Rent, upon any one (1) or more occasions, shall not be construed as a continuing extension, indulgence or waiver and shall not preclude Landlord from demanding strict compliance herewith.

                                   ARTICLE III

                                 ADDITIONAL RENT

         1. ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay as additional rent (hereinafter referred to as "Additional Rent") Tenant's Proportionate Share (hereinafter defined) of the Operating Expenses (hereinafter defined) of the Building and the Property which are attributable to the Lease Term. Additional Rent shall be paid to Landlord in accordance with the following provisions:

                  A. Landlord shall furnish to Tenant prior to thirty (30) days after the beginning of each calendar year, including the first calendar year, Landlord's estimate of Operating Expenses for the upcoming year. The Operating Expenses shall be determined as though the Building were occupied at the actual occupancy rate or at an occupancy rate of ninety-five (95%) percent, whichever is higher. Tenant shall pay to Landlord, on the first day of each month starting with the Commencement Date, as Additional Rent, an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of Landlord's estimate of the Operating Expenses for the then applicable calendar year. If there shall be any increase or decrease in the Operating Expenses for any year, whether during or after such year, Landlord shall furnish to Tenant a revised estimate and the Operating Expenses shall be adjusted and paid or refunded, as the case may be. For purposes of determining Tenant's Proportionate Share of Operating Expenses, annual increases in Operating Expenses (excluding increases in real estate taxes and insurance premiums shall not exceed five percent (5%) of the Operating Expenses (excluding real estate taxes and insurance premiums) for the preceding calendar year. If a calendar year ends after the expiration or

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termination  of this Lease,  the  Additional  Rent  payable  hereunder  shall be prorated to correspond to that portion of the calendar year occurring within the Term of this Lease.

                  B. Within 120 days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing a summary of the actual Operating Expenses incurred for the preceding calendar year. Tenant shall either receive a refund (in the manner set out below) or be assessed an additional sum based upon the difference between Tenant's Proportionate Share of the actual Operating Expenses (limited as provided in subsection A immediately above) and the Additional Rent payments made by Tenant on account of said year. Any additional sum owed by Tenant to Landlord shall be paid within thirty (30) days of receipt of assessment. Any refund owed by Landlord to Tenant shall be credited toward the next month's rental payment or, if such refund is due after the Expiration Date, such amount shall be refunded directly to Tenant within thirty (30) days of the date such refund becomes due. Each statement of Operating Expenses given by Landlord shall be conclusive and binding upon Tenant unless, within 30 days after Tenant's receipt thereof, Tenant shall notify Landlord that it disputes the accuracy of said statement and describe in reasonable detail what Operating Expenses are being disputed. Failure of Landlord to submit the written statement referred to herein shall not waive any rights of Landlord or Tenant nor excuse Tenant's obligation to pay Tenant's Proportionate Share of the difference in actual Operating Expenses hereunder at the time said statement is actually delivered to Tenant nor excuse Landlord from giving any refund due, as the case may be.

                  C. "Operating Expenses" shall mean expenses relating to the operation and maintenance of the Building and the Property, and all amenities and appurtenances relating thereto as further defined by the Building Owners and Managers Association (hereinafter referred to as "BOMA"), and shall include, without limitation, the following:

                           (i) wages and salaries of all persons below the grade
                  of building manager engaged in the maintenance and operation of the Building and Property;

                           (ii) social  security taxes and all other taxes which
                  may be levied against Landlord for persons below the grade of building manager engaged in the maintenance and operation of the Building and Property;

                           (iii) medical and general benefits for all Building employees, pension payments and other fringe benefits for persons below the grade of building manager engaged in the maintenance and operation of the Building and Property;

                           (iv) administrative expenses and charges;

                           (v) all insurance premiums;

                           (vi) stand-by  sprinkler  charges,  water charges and
                  sewer charges;

                           (vii)  electricity  and  fuel  used  in the  heating,
                  ventilation,   air-conditioning,   lighting   and  all   other
                  operations of the common areas of the Building and Property;

                           (viii) trash removal and recycling expenses;

                           (ix) painting of all common areas in the Building and
                  Property, including painting, striping and the provision of signage on all pavement, curbs, walkways, driveways and parking areas in the Building and upon the Property;

                           (x) window cleaning,  janitorial services and related
                  equipment and supplies;

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

                           (xi) management fees incurred in the operation of the
                  Building and Property not to exceed five percent (5%) of the gross rent collected for the Crown Center building complex;

                           (xii)   cleaning,   maintenance  and  repair  of  the
                  Building and Property;

                           (xiii) maintenance and service contracts;

                           (xiv) tools, equipment and supplies necessary for the
                  performance of repairs and maintenance (which are not required to be capitalized for federal income tax purposes);

                           (xv) maintenance and repair of all mechanical, electrical and intrabuilding network cabling equipment in the Building or upon the Property;

                           (xvi) cleaning,  maintenance and repair of elevators,
                  restrooms, lobbies, hallways and other common areas of the Building;

                           (xvii) cleaning,  maintenance and repair of pavement,
                  curbs, walkways, lighting facilities, landscaping, driveways, parking areas and drainage areas upon and adjacent to the Property and the Building;

                           (xviii) personal property taxes;

                           (xix) real estate taxes assessed against the Building
                  and the Property. The term "real estate taxes: shall mean any tax or assessment levied, assessed or imposed at any time by any governmental authority upon or against the Building or the Property or any part thereof, any tax or assessment levied, or any franchise, income, profit or other tax or governmental imposition levied, assessed or imposed against or upon Landlord in substitution in whole or in part for any tax or assessment against or upon the Building and the Property or any part thereof;

                           (xx) assessments for public improvements imposed against the Building and the Property;

                           (xxi) all other  costs and  expenses  which  would be
                  considered as an expense of cleaning, maintaining, operating or repairing the Building and Property, including, without limitation, any expense associated with administering, managing and providing a government mandated transportation demand management program;

                           (xxii) all amounts  reasonably  collected and held by
                  Landlord with respect to reserve accounts for those items which Landlord has designated, which shall include painting, refurbishing, re-carpeting, redecorating or landscaping any portion of the Building and the Property and/or common and public areas of the Building exclusive of any work done in any Tenant's space, and which shall include (a) roof maintenance or replacement; (b) repainting of the Building; and (c) maintenance of the parking lot and garage;

                           (xxiii)  a  reasonable  amortization  cost due to any
                  capital expenditures incurred to reduce or limit operating expenses of the Property and Building;

                           (xxiv) the  amortized  portion of any cost or expense
                  for  any  capital   expenditure   which  may  be  required  by
                  government authority for any reason, including, without

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

                  limitation, compliance with laws referred to herein, or which may be required by Landlord's insurance carrier;

                           (xxv) a reasonable amortization cost due to any capital expenditures incurred to provide electronic security for the Building.

         The estimated Operating Expenses for 1999 are currently $3.75 per rentable square foot, plus applicable sales tax and use taxes, provided, however, Landlord and Tenant acknowledge that this is only an estimate and the actual Operating Expenses may vary. Tenant acknowledges that the estimated Operating Expenses are inclusive of janitorial service during normal business hours. Tenant also acknowledges that electricity is separately metered and shall be separately paid by Tenant.

         2. TENANT'S PROPORTIONATE SHARE. "Tenant's Proportionate Share" shall, at any given time, be defined as that fraction having as a numerator the total rentable square footage (13,502 sq. ft.) leased hereunder at said time, and having as a denominator the total rentable square footage of the Building (140,183 sq. ft.) as determined by Landlord using the standard for square footage calculation at said time (to wit: 13,502/140,183 = 10.38%). The amounts to be included in Tenant's Proportionate Share as described shall be based upon the actual cost per rentable square foot paid by Landlord for those items of expense. Operating Expenses shall not include leasing commissions and expenses for Tenant improvements, incurred for other Building tenants.

         3. OPERATING EXPENSES ALL INCLUSIVE. The examples set forth in Subparagraph C, above are not intended to limit the operating expenses for which Tenant is responsible, it being the intention of the parties for Tenant to pay Tenant's Proportionate Share of all expenses of Landlord in the operation, maintenance, cleaning and repair of the Building and the Property.

                                   ARTICLE IV

                             SECURITY/DAMAGE DEPOSIT

         SECURITY/DAMAGE DEPOSIT. Simultaneously with the execution of this Lease, Tenant shall (i) pay a sum equal to two (2) months' gross rent (not including sales tax) (to wit: $35,442.76); and (ii) provide Landlord with a $250,000.00 letter of credit issued by a financial institution and in a form acceptable to Landlord, both to be held by Landlord as security for the performance by Tenant of all of the terms, covenants and conditions hereof and the payment of Rent or any other sum due Landlord hereunder. It is expressly understood that such deposit shall not be considered an advance payment of Rent or a measure of Landlord's damages in the event of default by Tenant. Landlord shall have the right to apply all or any part of the security deposit against any costs or expenses incurred or to be incurred by Landlord as a result of any damage, injury, expense or liability caused by Tenant's default, including, but not limited to: (a) unreasonable wear and tear of the Premises; (b) loss or damage to the Premises or other property of the Landlord caused by Tenant, Tenant's officers, employees, agents, invitees, or licenses, reasonable wear and tear excepted; (c) the cost of restoring the Premises, except for reasonable wear and tear, to the same condition it was in at the time Tenant began occupancy thereof; (d) Rent or Additional Rent payments which remain due and owing beyond any applicable grace period. Landlord shall not be limited in pursuing Landlord's remedies against Tenant for costs, losses or damages to the Premises or to any other property of Landlord for any such costs, losses or damages which are in excess of the above described security deposit. Such money shall bear no interest and may be commingled with other security deposits or funds of Landlord. Tenant shall promptly replenish any security deposit used by Landlord for any of the items set forth in this Article IV. Tenant's failure to do so shall be deemed a default under this Lease. Provided that Tenant is not then in default under any provision of this Lease, Tenant has the option of replacing the letter of credit with a substitute letter of credit, issued by a financial institution reasonably acceptable to Landlord and in a form comparable to the original letter of credit provided hereunder, in the following amounts at the times indicated: (i) $150,000.00 at the end of the fourth (4th) lease year;
(ii) $100,000.00 at the end of the fifth (5th) lease year; and (iii) $50,000.00 at the end of the sixth (6th) lease year.

                                    ARTICLE V

                                 USE OF PREMISES

         Tenant shall use the Premises for general business and office purposes, and for no other purpose without first obtaining the written consent of Landlord, such consent not to be unreasonably withheld or delayed. Tenant will not use or permit the use of the Premises or any part thereof for any unlawful purpose, or in violation of any ordinances, laws, rules or regulations of any governmental body or the rules and regulations attached hereto as EXHIBIT "D". Tenant shall not do or permit any act which would constitute a public or private nuisance or waste or which would be a nuisance or annoyance or cause damage to Landlord or Landlord's other tenants or which would invalidate any policies of insurance or increase the premiums thereof, now or hereafter written on the Building and/or Premises.

                                   ARTICLE VI

                                     PARKING

         There shall be available at the Building up to four (4) parking spaces for each 1000 square feet of rentable square feet contained in the Premises (to wit: fifty four (54) nonreserved spaces), for the nonexclusive use of Tenant, free of charge. Five (5) of these fifty four (54) parking spaces will be designated reserved for Tenant and located in close proximity to the west entrance of the Premises.

                                   ARTICLE VII

                           PREPARATION OF THE PREMISES

         1. LEASEHOLD IMPROVEMENT. Landlord shall build out the leasehold improvements for the Premises in accordance with the plans and specifications approved by Tenant and described on EXHIBIT "E" attached hereto. Landlord shall pay the cost of the leasehold improvements set forth in the plans and specifications described on Exhibit "E: attached hereto, including any architectural and engineering services related to the leasehold improvements and any construction management fees. Any costs associated with Tenant change orders shall be the responsibility of Tenant and shall be paid by Tenant to the Landlord at the time of such change orders. The Premises shall be in compliance with applicable laws and regulations under the Americans with Disabilities Act of 1990, as amended upon delivery to Tenant.

         The leasehold improvements shall be deemed "substantially completed" on the date due Landlord delivers to Tenant a copy of the certificate of occupancy issued by the City of Fort Lauderdale for the Premises. "Substantial completion" of the leasehold improvements shall occur within sixty (60) days of the date of the issuance of a building permit by the City of Fort Lauderdale for the construction of the leasehold improvements, which sixty (60) day period shall be extended (i) in the event Tenant requests a change order which causes or may cause the construction of the leasehold improvements to take longer than would be expected if such change order had not been given, or (ii) in the event that a force majeure (as more fully described in Article XV, Section 3 below) occurs. In either such case, the date of completion of the leasehold improvements shall be extended the appropriate number of days for the delay caused by the Tenant change order or the force majeure event.

         Other than the foregoing, Landlord shall have no other responsibilities to improve the Premises unless specifically set out elsewhere in this Lease.

         2. ACCEPTANCE OF PREMISES. Tenant acknowledges that, except as otherwise expressly provided in this Lease, Landlord has not made any representations or warranties with respect to the condition of the Premises and neither Landlord nor any assignee of Landlord shall be liable for any latent defect therein if Landlord has corrected such latent defect or has commenced correcting such latent defect and is diligently pursuing such correction to completion. The taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good and satisfactory condition at the time such possession was taken. If Landlord shall give Tenant permission to enter into possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon all the terms, covenants, conditions, and provisions of this Lease.

         3. ACCESS TO PREMISES PRIOR TO COMMENCEMENT DATE. Landlord gives Tenant, its agents, contractors and architects, permission to enter the Premises prior to the Commencement Date for the purpose of preparing and completing the Premises for Tenant's occupancy, provided, however, that any work to be done by the Tenant and/or Tenant's contractors (i) shall have received the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, and (ii) shall be performed in full accordance with the terms and conditions of a building permit therefore issued by the City of Fort Lauderdale for such work and all applicable municipal or regulatory building rules, regulations and ordinances, and (iii) shall be scheduled so as not to interface with or hinder the build out of the leasehold improvements. The right of entry granted to Tenant in this paragraph shall include access to and use of the elevator and stairs leading to the Premises, parking at the Building and use of the electrical systems servicing the Premises without charge during the normal operating hours of the Building. Prior to beginning any such work, Tenant and Tenant's contractors shall provide to Landlord certificates to evidence that the Tenant and the Tenant's contractor has obtained and will be maintaining during such work insurance in such amounts and containing such coverages as the Landlord shall request, including, without limitation, builder's risk, worker's compensation and general liability. All such insurance shall name Landlord as an additional insured.

                                  ARTICLE VIII

                         LANDLORD AND TENANT OBLIGATIONS

         1. TENANT'S OBLIGATIONS. At Landlord's sole and exclusive discretion, Landlord may perform, at Tenant's expense throughout the Lease Term, any repairs to the fixtures and appurtenances within the Premises and Tenant's property if Tenant has failed to make such repairs and such failure continues for a period of ten (10) days after written notice thereof. Said expenses shall be reasonable and are above and beyond the Operating Expenses. Tenant shall be responsible for all repairs, the need for which arises out of: (a) the performance or existence of Tenant's Work or alterations;(b) the installation, use or operation of Tenant's property in the Premises; (c) the moving of Tenant's property in or out of the Building; (d) the act, omission, misuse or neglect of Tenant or any of its officers, employees, agents, contractors or invitees. Tenant shall also be responsible for the replacement of all scratched, damaged or broken doors and glass in and about the Premises, the maintenance and replacement of window, wall and floor coverings in the Premises, and for the repair and maintenance of all sanitary and electrical fixtures therein. All such repairs shall be performed at such times and in such a manner as shall minimize interference with the operation of the Building and the use of the Building by other occupants.

         2. LANDLORD'S OBLIGATIONS. Landlord shall be obligated to keep and maintain, as part of the services covered by the Operating Expenses, the common areas of the Building, and the systems and facilities serving the Premises in good working order and shall make all repairs as and when needed in or about the common areas, except for those repairs for which Tenant is responsible pursuant to any of the provisions of this Lease. Tenant waives all claims against Landlord for damage to person or property arising for any reason except due to Landlord's gross negligence or willful misconduct. Landlord shall not be liable for any damage to Tenant's property caused by (a) water from bursting or leaking pipes or waste-water about the Property; (b) from an intentional or negligent act of any other tenant or occupant of the Building or the Property;
(c) fire, hurricane or other acts of God; (d) riots or vandals; or (e) from any other cause except due to Landlord's gross negligence or willful misconduct; all such risks shall be assumed by Tenant. Landlord shall not be required to furnish any services or facilities to, or to make any repairs to or replacements or alterations of the Premises where necessitated due to the fault of Tenant, its officers, agents, invitees and employees, or other tenants and their agents or employees. Additionally, Tenant waives any and all claims of any kind, nature or description against Landlord arising out of the failure of Landlord from time to time to furnish any of the services requested to be furnished hereunder including, without limitation, air conditioning, heat, electricity, elevator service, and restroom facilities, except to the extent such failure was actually caused by the gross negligence or willful misconduct of Landlord.

         3. FLOOR LOADS; NOISE AND VIBRATION. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot, which such floor was designed to carry or which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise, electrical interference or vibration that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable to Landlord shall, at Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise, electrical interference or vibration.

         4. SERVICES. Landlord shall furnish to the Premises reasonable quantities of heat, ventilation, and air conditioning at all times during the Term of this Lease from 7:00 a.m. to 6:00 p.m. on weekdays, and on Saturdays from 7:00 a.m. to 12:00 p.m. On Sundays and days observed by the Federal Government or the State of Florida as legal holidays, and such other days as shall be designated by them as holidays, such service to the common areas of the Building shall not be provided by Landlord. Landlord shall furnish elevator service and water to the Premises 24 hours a day, seven days a week.

         Tenant shall not, without Landlord's prior written consent, which shall not be unreasonably withheld or delayed, in each instance, connect any fixtures, appliances or equipment (other than computers, printers, UPS systems, lamps, typewriters and similar small office machines) to the Building's electrical system. Should Landlord grant such consent, all additional risers or other equipment required shall be provided by Landlord and the cost thereof shall be paid by Tenant within 10 days after being billed therefore.

         In order to insure that capacity is not exceeded and to avert possible adverse effects upon the Building's electrical service, Tenant shall not, without the Landlord's prior written consent (not to be unreasonably withheld or delayed) in each instance, connect appliances or equipment to the Building, electric distribution system, telephone system or make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date. Tenant's electrical usage under this Lease contemplates only the use of normal and customary office equipment for the conduct of Tenant's business, such as typewriters, calculators, personal computers, adding machines, telephone equipment, copiers during Business Hours for Business Days. In the event Tenant installs any office equipment which uses substantial additional amounts of electricity, then Tenant shall request Landlord's consent which shall not be unreasonably withheld. Should Landlord grant his consent, all additional risers or other equipment required therefore shall be provided by Landlord and its cost thereof shall be paid by Tenant upon Landlord's demand.

         5. ENERGY CONSERVATION. Tenant shall take affirmative action to ensure that it will utilize energy-efficient equipment in the Premises, and shall notify Landlord of said specific affirmative action, including equipment specifications, in writing at Landlord's request from time to time.

         6. JANITORIAL SERVICES. Landlord shall cause the Premises, including the exterior and interior of the windows thereof, to be cleaned in a manner standard to the Building. Tenant shall pay to Landlord on demand, the additional cost of janitorial services incurred by Landlord for: (a) extra cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or subtenants or its employees or visitors; (ii) the use of portions of the Premises for purposes requiring greater or more difficult cleaning work than normal office areas; (iii) interior glass partitions or unusual quantity of interior glass surfaces, and (iv) non-building standard materials or finishes installed by Tenant or at its request; (b) removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy or at times other than Landlord's standard cleaning times; and (c) the use of the Premises by Tenant other than during business hours on business days if extra janitorial services are required or requested by Tenant.

         7. ANTENNA, TELEPHONE AND CABLE. Tenant shall be solely responsible for all telephone, television, cable and other communication expenses incurred in connection with Tenant's use of the Premises.

                                   ARTICLE IX

                        LANDLORD'S AND TENANT'S PROPERTY

         1. LANDLORD'S PROPERTY. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of, or during the Term of this Lease, including carpeting or other similar personal property, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises and shall be deemed the property of Landlord (Landlord's Property") and shall not be removed by Tenant except as set forth herein.

         2. TENANT'S PROPERTY. All business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without permanent damage to any fixture or Tenant Improvement nor structural damage to the Building, and all furniture, furnishings and other articles of moveable personal property owned by Tenant and located in the Premises (hereinafter collectively referred to as "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term of this Lease. In the event Tenant's Property is so removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof and restore the Premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises, normal wear and tear excepted. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property and shall be deemed the property of Landlord.

         3. REMOVAL OF TENANT'S PROPERTY. At or before the Expiration Date of this Lease, or the earlier termination hereof, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property, and shall restore the Premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises, reasonable wear and tear excepted. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this Lease, or the earlier termination thereof, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by, or otherwise disposed of by Landlord. Landlord may request Tenant to remove and pay to Landlord the cost of repairing any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property and the cost of restoring the Premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises, reasonable wear and tear excepted.

         4.       [DELIBERATELY OMITTED]

                                    ARTICLE X

                                    INSURANCE

         1.       TENANT'S INSURANCE.

                  A. Tenant shall, during the Term of this Lease, maintain insurance against public liability, including that from personal injury or property damage in or about the Premises resulting from the occupation, use or operation of the Premises, insuring both Landlord and Tenant, in an amount of not less than One Million Dollars ($1,000,000) Combined Single Limit for both bodily injury and property damage.

                  B. Tenant shall maintain insurance upon all property in the Premises owned by Tenant, or for which Tenant is legally liable, and shall provide Landlord with evidence of same. The insurance specified herein shall provide protection against perils included within the standard Florida form of fire and extended coverage insurance policy, together with insurance against vandalism and malicious mischief.

                  C. All policies of insurance provided for herein, shall be issued in a form acceptable to Landlord by insurance companies with general policyholder's rating of "A" as rated in the most current available "Best's Insurance Reports", and qualified to do business in Florida. Each and every such policy:

                           (i) shall be issued in the names of Landlord and Tenant and any other parties in interest designated in writing by notice from Landlord to Tenant and named as additional insured as their interests may appear;

                           (ii) shall be for the mutual and joint benefit and protection of Landlord and Tenant and any such other parties in interest as additional insureds as their interests may appear;

                           (iii) shall (or a certified copy thereof or an original certificate of insurance shall) be delivered to Landlord and any such other parties in interest designated by Landlord on or before delivery of possession of the Premises to Tenant and thereafter, within 30 days prior to the expiration of each policy, and as often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained in like manner and to like extent;

                           (iv) shall contain a provision that the insurer will give to Landlord and such other parties in interest designated by Landlord at least 30 days notice in writing in advance of any cancellation, termination or lapse, or the effective date of any reduction in the amount of insurance;

                           (v) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry; and

                           (vi) shall contain a provision that Landlord and any such other parties in interest, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, officers, agents, invitees and employees by reason of the negligence of Tenant.

                  D. Any insurance provided for herein may be maintained by means of a policy or policies of blanket insurance, provided, however, that: (i) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as their respective interest may appear; (ii) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance; and (iii) the requirements set forth in this Article are otherwise satisfied.

                  E. These insurance requirements are subject to modification in the event, and to the extent any mortgagee of Landlord requires different insurance. In such event, the requirements of such mortgagee shall control.

         2. DESTRUCTION OF THE PREMISES OR BUILDING. If the Premises or the Building are totally or substantially destroyed by fire or other casualty during the Term of this Lease, the Landlord shall have the option of terminating this Lease or any renewal thereof, upon giving written notice at any time within sixty (60) days from the date of such destruction. The termination herein mentioned shall be evidenced in writing. If this Lease is so terminated, all Rent shall abate as of the date of such destruction and any prepaid Rent shall be refunded except as otherwise provided in this Lease.

         In the event that Landlord does not elect to Terminate this Lease as permitted hereinabove in this Article or if less than a substantial portion of the Building or the Premises are destroyed, then Landlord shall render the Premises tenantable by repairs within one-hundred eighty (180) days from the date of such destruction. Prior to beginning such repairs and within thirty (30) days of the date of such destruction (which thirty (30) day period shall be extended as appropriate under the circumstances if the destruction is due to a major destructive event such as a hurricane, flood, tornado or similar occurrence causing an unavailability of contractors or construction personnel), Landlord shall deliver to Tenant an estimate from Landlord's contractor of the amount of time it will take to render the Premises tenantable. If such estimate shows that the repairs necessary to render the Premises tenantable shall take more than 180 days from the date of such destruction to be completed, Tenant shall have the right to terminate this Lease upon written notice to Landlord within ten (10) days of the date the Landlord delivered such estimate to Tenant. If said Premises are not rendered tenantable within the aforesaid 180 days, it shall be optional with either party hereto to then terminate this Lease upon written notice to the other party.

         During any time that the Premises are untenable due to causes set forth in this paragraph, the Rent or a just and fair proportion thereof shall be abated. In such case, all Rent paid in advance shall be proportioned as of the date of damage or destruction and all Rent thereafter accruing shall be equitably and proportionately suspended and adjusted according to the nature and extent of the destruction or damage, pending completion of rebuilding, restoration or repair. The Landlord shall not be liable for any inconvenience or interruption of business of the Tenant occasioned by the fire or other casualty.

         Notwithstanding the foregoing, should damage, destruction or injury occur by reason of the intentional act of Tenant, of Tenant's employee(s), or of Tenant's agent(s), Landlord shall have the option of terminating this Lease, upon giving written notice at any time within sixty (60) days from the date of such destruction or to render the Premises tenantable within 360 days of the date of damage, destruction or injury; and no abatement of Rent shall occur.

         Landlord shall not be liable to carry fire, casualty or extended damage insurance on the person or property of the Tenant or any person or property which may now or hereafter be placed in the Premises.

                                   ARTICLE XI

                        ALTERATIONS AND MECHANIC'S LIENS

         1. ALTERATIONS BY TENANT. No alterations to the Premises (other than decorative items) shall be made by Tenant unless the following conditions are met:

                  A. Tenant shall provide a sealed set of plans prepared and certified by an architect to Landlord, and Tenant shall have received the prior written consent of Landlord based upon the criteria and conditions set forth below, which shall not be unreasonably withheld or delayed.

                  B. All such alterations or improvements shall be performed by a licensed contractor approved by Landlord, such approval not to be unreasonably withheld or delayed.

                  C. Tenant shall have procured all permits, licenses and other authorizations required for the lawful and proper undertaking thereof, and promptly after completion of any such alterations, Tenant shall obtain a proper Certificate of Occupancy (if the same is required) and deliver same to Landlord.

                  D. All alterations when completed shall be of such a nature as not to (i) reduce

(PAGE 12 MISSING)

presence of the generator and fuel tank shall not detract from the aesthetic look of the Building, for the prior written approval of Landlord, and shall install such landscaping or other screening, as approved by the Landlord, at the time of the installation of the generator and fuel tank and shall maintain such landscaping or other screening at Tenant's expense during the Term of this Lease.

                  C. Tenant shall satisfy such other conditions as Landlord shall reasonably request in order to ensure that the fuel tank does not constitute an environmental violation or hazard.

         3. MECHANIC'S, MATERIALMAN'S AND LABORER'S LIENS. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Tenant to the Premises and further agrees to indemnify and hold harmless Landlord from and against any and all such costs and liabilities incurred by Tenant, and against any and all mechanic's, materialman's or laborer's liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the Premises or the Building or Property. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with any agreement between Landlord and Tenant, and it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in the Premises be liable for or subjected to any mechanic's, materialman's or laborer's liens for improvements or work made by or for Tenant. This Lease specifically prohibits the subjecting of Landlord's interest in the Premises to any mechanic's, materialman's or laborer's liens for improvements made by Tenant or for which Tenant is responsible for payment under the terms of this Lease. All persons dealing with Tenant are hereby placed upon notice of this provision. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Premises or Building or the site on which it is located on account of or growing out of any improvement or work done by or for Tenant, or any person claiming by, through or under Tenant, for improvements or work the cost of which is the responsibility of Tenant, Tenant agrees to have such notice of claim of lien discharged of record as a claim against the interest of Landlord in the Premises or the Building or Property (either by payment or bond as permitted by law) within twenty (20) days after notice to Tenant by Landlord, and in the event Tenant shall fail to do so, Tenant shall be considered in default under this Lease. Tenant shall, prior to any work being performed, at Landlord's request, execute and record any such recordable documents as are necessary to evidence Landlord's non-responsibility to potential lienors.

                                   ARTICLE XII

                            ASSIGNMENT AND SUBLETTING

         1.       TENANT'S TRANSFER.

                  A. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld or delayed provided that the following conditions have been or are being satisfied: (i) the proposed assignee or sublessee is an entity which is of equal or greater credit worthiness and financial reputation as Tenant on the date of this Lease; Tenant shall provide to Landlord all documentation necessary or requested by Landlord to evidence the credit worthiness and financial reputation of such proposed assignee. Failure to provide any such information to Landlord, or Landlord's reasonable determination that such information does not demonstrate a credit worthiness or financial reputation of such assignee equal to that of the Tenant on the date of this Lease, shall be deemed reasonable justifications for Landlord to withhold its consent to such assignment or to conditions its consent to require that Tenant remain liable for the performance of all of Tenant's obligations under this Lease. Tenant may assign its interest in this Lease or in the Premises, or sublease all or any part of the Premises, to an affiliate or subsidiary or patent of Tenant without first obtaining Landlord's written consent, provided that such affiliate or subsidiary of Tenant is at least 51% controlled by Tenant, or such parent company owns at 51% of the issued and outstanding shares of Tenant, and Tenant remains liable for the performance of all of Tenant's obligations under this Lease. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable and, at Landlord's election, shall constitute a default hereunder unless expressly permitted herein. No consent to any assignment, encumbrance or sublease shall constitute a further waiver of the provisions of this provision.

                  B. [Deliberately Omitted]

                  C. If Tenant is a corporation, any dissolution, merger or consolidation, or other reorganization of Tenant, or the sale of or the transfer of controlling percentage of the capital stock of Tenant, or the sale of 51% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding an entitled to vote for the election of directors shall be deemed a voluntary assignment subject to the requirements of Paragraph 1.A. above. Notwithstanding the foregoing a merger, consolidation or other reorganization of Tenant shall not be considered a voluntary assignment requiring Landlord's consent under this Lease provided that the surviving corporate entity (i) is of an equal or greater credit worthiness and financial reputation as Tenant on the date of this Lease; an (ii) has a ratio of long term and short term debt to liquid and tangible assets equal to or less than Tenant immediately prior to such merger, consolidation or other reorganization. Tenant shall provide to Landlord all documentation necessary or requested by Landlord to evidence the satisfaction of the foregoing conditions.

                  D. In the event Landlord consents to the assignment or sublease of all or any part of the Premises, Tenant and the assignee or sublessee shall enter into a sublease incorporating the same terms and conditions as contained herein (exclusive of rent), and Landlord shall be entitled to receive the total amount of any increased Rent provided for in said assignment or sublease, including sales tax, paid by a sublessee or assignee.

                  E. Any assignment consented to by Landlord shall be evidenced by a validly executed assignment and assumption of lease agreement, upon such terms and provisions as shall be approved by Landlord in its sole discretion.

                  F. If, without such prior written consent of Landlord, this Lease is transferred or assigned by Tenant, or if the Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord may, in addition to and not in diminution of, or substitution for, any other rights and remedies under this Lease, or pursuant to law to which Landlord may be entitled as a result thereof, collect and retain Rent directly from the transferee, assignee, subtenant or occupant and apply the net amount collected to the Rent due from Tenant to Landlord under this Lease.

         2. TENANT'S LIABILITY. Notwithstanding any assignment or sublease, and notwithstanding the acceptance of Rent by Landlord from any such assignee or sublessee, Tenant shall continue to remain liable for the payment of Rent hereunder and for the performance of all of the agreements, conditions, covenants and terms herein contained.

         3. LANDLORD'S RIGHT OF CANCELLATION. Notwithstanding anything contained herein to the contrary, should Tenant desire or attempt to assign this Lease or to sublease the entire Premises for the entire Term, except to an affiliated company of Tenant, Landlord shall have the right, which must be exercised within twenty (20) days of receipt by Landlord of notice of such attempt to assign this Lease or sublease the Premises, but not the obligation, to cancel and terminate the Lease and deal with Tenant's prospective assignee or sublessee directly and without any obligation to Tenant.

         4. LANDLORD'S TRANSFER. Landlord shall have the right to sell, assign, mortgage or otherwise encumber or dispose of Landlord's interest in the Building, the Property, the Premises and this Lease. In the event of any such disposition, Landlord shall have no further liability or obligation to Tenant under this Lease provided that the new landlord assumes all of the Landlord's obligations and liabilities under this Lease.

                                  ARTICLE XIII

                              OBLIGATION TO COMPLY

         1. OBLIGATIONS OF TENANT. Tenant shall, during the Term of this Lease, at its sole cost and expense, comply with all valid laws, ordinances, regulations, orders and requirements of any governmental authority which may be applicable to the Premises or to its use, whether or not the same shall interfere with the use or occupancy of the Premises arising from (a) Tenant's use of the Premises; (b) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or at the instance of Tenant; or (d) breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen. Landlord agrees to cooperate with Tenant, as reasonable, if alterations to the Premises are mandated by any such law or requirement arising after the Commencement Date, so long as all alterations comply with the provisions of Article XI of this Lease. Tenant shall pay all of the costs, expenses, fines penalties and damages which may be imposed upon Landlord by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof. Tenant's obligation to comply with laws shall include, without limitation, those laws and regulations contemplated by Sections XXIV.2. and
XXIV.9. below and Title III of the Americans With Disabilities Act of 1990, as Amended. In the event Tenant receives any notice alleging violation of any of the aforementioned laws, ordinances, regulations, orders, rules or requirements relating to any portion of the Premises, the Building or of the Property; or any notice of regulatory action or investigation instituted in connection therewith, Tenant shall provide written notice to Landlord thereof within ten (10) days after receipt of same by Tenant.

         2. RULES AND REGULATIONS. Tenant shall comply with all rules and regulations now existing (See EXHIBIT "D"), or as may be subsequently published by Landlord to tenants of the Building. Landlord shall apply the rules and regulations of the Building to all tenants on a uniform, non-discriminatory basis.

         3. ATTORNEY'S FEES. With respect to any default or failure to perform on the part of Tenant, or any other dispute between Tenant and Landlord arising out of this Lease, Landlord shall be entitled to recover all costs incurred, including reasonable attorney's fees, which shall include, but not be limited to, such fees incurred prior to the institution of litigation or in litigation, including trial and appellate review, and in arbitration, bankruptcy or other administrative or judicial proceedings, and such costs, expenses and attorney's fees incurred by or on behalf of Landlord shall constitute Rent hereunder and shall be paid upon written demand therefore. In addition, from time to time, Tenant will pay, within twenty (20) days after demand, all expenses (including, without limitation, the reasonable fees and expenses of legal counsel for Landlord) relating to any request or demand made, or notice given by Tenant pursuant to the Terms of this Lease, including, without limitation, under Articles VI, XII, XX and XXIV. The prevailing party in any action or proceeding in court or mutually agreed upon arbitration proceeding to enforce the terms of this Lease is entitled to receive its reasonable attorneys' fees and other reasonable costs and expenses from the non-prevailing party.

                                   ARTICLE XIV

                 RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

         1. PAYMENT OR PERFORMANCE. Landlord shall have the right, upon ten (10) days prior written notice to Tenant (or without notice in the case of emergency or in order to avoid any fine, penalty or cost which may otherwise be imposed or incurred) to make any payment or perform any act required of Tenant under any provision in this Lease, and in exercising such right, to incur necessary and incidental costs and expenses, including reasonable attorney's fees if such payment or performance has not been made by Tenant within said ten (10) day period after written notice to Tenant (if Tenant is entitled to such ten (10) day prior written notice under the terms of this paragraph). Nothing herein shall imply any obligation on the part of Landlord to make any payment or perform any act required of Tenant, and the exercise of the right to do so shall not constitute a release of any obligation, waiver of any default or obligation of Landlord to make any similar payment or perform any similar act in the future.

         2. REIMBURSEMENT. All payments made, and all costs and expenses incurred in connection with Landlord's exercise of the right set forth in Paragraph 1 above, shall be reimbursed by Tenant within thirty (30) days after receipt of a bill setting forth the amounts so expended, together with interest at the annual rate of 18% from the respective dates of the making of such payments or the incurring of such costs and expenses. Any such payments, costs and expenses made or incurred by Landlord shall be treated as Additional Rent owed by Tenant.

                                   ARTICLE XV

                        NON-LIABILITY AND INDEMNIFICATION

         1. NON-LIABILITY OF LANDLORD. Neither Landlord, nor any joint venture partner, officer, director, agent, servant or employee of Landlord, nor any Superior Mortgagee (as defined in Article XX below), shall be liable to Tenant for any loss, injury, or damage to Tenant or to any other person, or to its property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the gross negligence of Landlord, in the operation or maintenance of the Premises or the Building, subject to the doctrine of comparative negligence in the event of contributory negligence on the part of Tenant or any of its subtenants, licenses, employees, invitees, officers, agents or contractors. Tenant agrees that any Superior Mortgage will not be liable to Tenant for injury, damage or loss caused by or resulting from the negligence of Landlord. Further, neither Landlord, nor any Superior Mortgagee, nor any joint venture partner, director, officer, agent, servant or employee of Landlord shall be liable; (a) for any damage caused by other tenants or persons in, upon or about the Building or caused by operations in construction of any private, public or quasi-public work; or (b) even if grossly negligent, for incidental or consequential damages or lost profits arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

         2. INDEMNIFICATION BY TENANT. Tenant shall indemnify and hold Landlord and all Superior Mortgagees and its or their respective joint venture partners, directors, officers, agents, employees and invitees (collectively referred to hereinafter as the "Indemnified Parties" and individually as an "Indemnified Party), harmless against and from any and all claims from or in connection with:
(a) the conduct or management of the Premises or any business therein, or any condition created (other than by Landlord or its officers, agents or employees) in or about the Premises during the Term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatsoever (unless caused solely or primarily by the gross negligence or willful misconduct of Landlord or its officers, agents or employees) occurring in, at or upon the Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease, together with all reasonable costs, expenses and liabilities incurred in or in connection with each such claim, action or proceeding brought against an Indemnified Party, including, without limitation, all reasonable attorney's fees and expenses, provided however that Tenant shall not be responsible for indemnifying any Indemnified Party for any claim, action or proceeding brought against such Indemnified Party for an act or omission caused solely by such Indemnified Party's gross negligence or willful misconduct. In case any action or proceeding is brought against Landlord or a Superior Mortgagee, Tenant, upon notice from Landlord or such Superior Mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord or such Superior Mortgagee) at Tenant's sole cost and expense.

         3. INDEPENDENT OBLIGATIONS; FORCE MAJEURE. The obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because; (a) Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental preemption of priorities or other controls or shortages of fuel, supplies, labor or materials, acts of God or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) of any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control. Tenant shall not hold Landlord liable for any latent defect in the Premises, the Property or the Building if Landlord has corrected such latent defect or has commenced correcting such latent defect and is diligently pursuing such correction to completion, nor shall Landlord be liable for injury or damage to person or property caused by fire, theft, or resulting from the operation of elevators, heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain or dampness which may leak or flow from any part of the Building or Property or from the pipes, appliances or plumbing work of the same.

                                   ARTICLE XVI

                                     DEFAULT

         1. EVENTS OF DEFAULT. Tenant shall be in default under this Lease if any one or more of the following events (each, an "event of default") shall occur:

                  A. Tenant shall fail to pay any installment of the Rent when due, which failure continues for a period of five (5) days after written notice thereof from Landlord to Tenant (it being understood that Landlord is required to give only one such notice per Lease Year), or any other expenses called for hereunder as and when the Same shall become due and payable, which failure continues for a period of ten (10) days after written notice thereof from Landlord to Tenant; or

                  B. Tenant shall default in the performance of or compliance with any of the other terms or provisions of this Lease, and such default shall continue for a period of ten (10) days after the giving of written notice thereof from Landlord to Tenant, or, in the case of any such default which cannot, with bona fide due diligence, be cured within said ten (10) days, Tenant shall fail to proceed within said ten (10) day period to cure such default and thereafter to prosecute the curing of same with all due diligence (it being intended that as to a default not susceptible of being cured with due diligence within such period of ten (10) days, the time within which such default may be cured shall be extended for such period as may be necessary to permit the same to be cured with bona fide due diligence); or

                  C. Tenant shall assign, transfer, mortgage or encumber this Lease or sublet the Premises in a manner not permitted by Article XII; or

                  D. Tenant shall file a voluntary petition in bankruptcy or any Order for Relief be entered against it, or shall file any petition or answer seeking any arrangement, reorganization, composition, readjustment or similar relief under any present or future bankruptcy or other applicable law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant of all or any substantial part of Tenant's properties; or

                  E. If any creditor of Tenant shall file a petition in bankruptcy against Tenant or for reorganization of Tenant under state or federal law, and if such petition is not discharged within one hundred and twenty (120) days after the date on which it is filed; or

                  F. Tenant shall abandon the Premises.

         2. SURRENDER OF PREMISES. Upon any termination of this Lease, Tenant shall surrender the Premises to Landlord, and Landlord, at any time after such termination, may, without further notice, re-enter and repossess the Premises without being liable to any prosecution or damages therefore, and no person claiming through or under Tenant or by virtue of any statute or of any order of any court shall be entitled to possession of the Premises.

         3. HOLDOVER. Should Tenant hold over and remain in possession of the Premises at the expiration of any Term hereby created, Tenant shall, by virtue of this Section, become a tenant-at-sufferance and shall pay Landlord twice the Rent per month of the last monthly installment of Rent above provided to be paid. Said tenancy shall be subject to all the conditions and covenants of this Lease as though the same had been a tenancy-at-sufferance instead of a tenancy as provided herein, and Tenant shall give to Landlord at least thirty (30) days prior written notice of any intention to remove from the Premises, and shall be entitled to ten (10) days prior notice of any intention of Landlord to remove Tenant from the Premises in the event Landlord desires possession of the Premises; provided, however, that said tenant-at-sufferance shall not be entitled to ten (10) days notice in the event the said Rent is not paid in advance without demand, the said ten (10 days written notice being hereby expressly waived.

                                  ARTICLE XVII

                                    REMEDIES

         1. REMEDIES. Upon the occurrence of any event of default, Landlord shall be entitled to all remedies available to it under Florida law, including, but not limited to, the filing of suit for the recover of all monetary damages sustained by Landlord as a result thereof. In addition to its statutory and common law remedies in the event of a default by Tenant, Landlord shall also be entitled, at its option, to exercise any one or more of the following remedies:

                  A. TERMINATION. Landlord shall be entitled to declare this Lease terminated and the term ended and/or shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, without evidence of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

                  B. RIGHT TO RE-LET. Landlord may elect to re-enter the Premises, either by taking possession pursuant to legal proceedings or otherwise, and may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to re-let the Premises, and re-let the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such re-letting all rentals and other sums received by Landlord from such re-letting shall be applied, first, to the payment of any expenses other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such re-letting, including reasonable brokerage fees and attorneys' fees and of costs of such alterations and repairs and costs of moving other tenants in the Building in order to re-let the Premises, such as repairs and alterations to other portions of the Building or reduced rental from other tenants; third, to the payment of Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rentals and other sums received from such re-letting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall in no event be entitled to any rent collected or payable upon any re-letting, whether or not such rent shall exceed the Rent reserved in this Lease. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and reasonable attorney's fees, which amount shall be immediately due and payable from Tenant to Landlord.

                  C. ACCELERATION. Landlord may, without notice or demand, accelerate and declare all Rent, including Additional Rent, to become immediately due and payable and bring suit for the collection thereof and for damages, as hereinafter described, without entering into possession of the Premises or terminating this Lease. The amount of expenses (Additional Rent) and other sums to become due under this Lease shall be the present value of those amounts payable during the twelve (12) month period immediately preceding default, multiplied by the number of years, or a portion thereof, remaining in the Term at the date of default.

                  D. ADDITIONAL CHARGES. In addition to the amounts recoverable by Landlord from Tenant as described above and to the extent not already included in the expenses (Additional Rent) already collected by Landlord, Landlord may, upon a default by Tenant hereunder, recover damages from Tenant for the unamortized portion of the Cost of Landlord's Work hereunder, brokerage fees and attorneys' fees and costs, plus such other amounts in addition to or in lieu of any other damages as may be permitted by the laws of the State of Florida, plus interest thereon at the rate described in Article XIV.2. hereof.

                  E. WAIVER OF NOTICE. To the extent permitted by law, Tenant waives notice of termination of this Lease, any statutory notice (three day or otherwise), notice of re-entry or institution of legal proceedings and any right of redemption, re-entry or repossessions. Landlord may foreclose on the lien described in Article IX.4. hereof and enter the Premises and take possession of any and all goods, equipment, fixtures, furniture and other personal property of Tenant situated on the Premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, at which Landlord or its assigns may purchase and apply the proceeds thereof, less any and all expenses connected with the taking of possession and sale of the property, as a credit against any sums due by Tenant to Landlord.

                                  ARTICLE XVIII

                                 EMINENT DOMAIN

         1. TAKING. If the whole of the Building or Premises or if a portion of the Building or Premises which will materially and adversely affect Tenant's use and occupancy of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease shall terminate as of the date of vesting of title on such taking )herein called "Date of Taking"), and the Base Rent and Additional Rent shall be prorated and adjusted as of such date.

         2. AWARD. In the event any action is brought, it shall be in the name of Landlord, and Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom, except to the extent that Tenant shall be entitled to compensation based upon damages sustained to its personal property and moving expenses. Tenant shall not be precluded from taking its own action against the condemning authority.

         3. TEMPORARY TAKING. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking, if any, which represents compensation for the temporary use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive all other award or payment, including, without limitation, that portion which represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to pay the Rent in full when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much as represents the period after such Expiration Date. All monies received by Landlord as, or as part of, an award for temporary use and occupancy for a period beyond the date through which the Rent has been paid by Tenant, shall be held and applied by Landlord as a credit against the Rent becoming due hereunder.

         4. PARTIAL TAKING. In the event of any taking of less than the whole of the Building which does not result in termination of this Lease: (a) subject to the prior rights of a Superior Mortgagee, Landlord, at its expense, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those parts of the Premises which are Landlord's property and Tenant's property) to substantially their former condition to the extent that the same is feasible (subject to reasonable changes which Landlord shall deem desirable), so as to constitute a complete and tenantable Building and Premises; and (b) Tenant, at its expense, shall proceed with reasonable diligence to repair the remaining parts of the Premises which are deemed Landlord's Property and Tenant's Property pursuant hereto, to substantially their former condition to the extent feasible, subject to reasonable changes which Tenant shall deem desirable and Landlord shall approve. Such work by Tenant, shall be deemed alterations as described in Section XIX.1 hereinabove. In the event of any partial taking, Tenant shall be entitled to a reduction in Rent for the remainder of the Lease Term following such partial taking based upon the percentage of Premises taken and untenantable relative to the original Premises leased.

                                   ARTICLE XIX

                                 QUIET ENJOYMENT

         Landlord agrees that Tenant, upon paying all Rent and all other charges herein provided for and observing and keeping the covenants, agreements, terms and conditions of this Lease and the rules and regulations of Landlord affecting the Premises on its part to be performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term hereof, expressly subject to the terms, limitations and conditions contained in this Lease.

                                   ARTICLE XX

                          SUBORDINATION AND ATTORNMENT

         1. SUBORDINATION. This Lease and all rights of Tenant hereunder are and shall be subordinate to any Superior Mortgage (as defined below). Notwithstanding that such subordination is self-operative without any further act of Tenant, Tenant shall, from time to time, within twenty (20) days of request from Landlord, execute and deliver any documents or instruments that may be requested by a lender to confirm such subordination, including an estoppel certificate in substantially the form attached hereto as EXHIBIT "C". Any mortgage, long-term lease or other encumbrance to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage" and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee".

         2. NOTICE TO LANDLORD AND SUPERIOR MORTGAGEE. If any act or omission of Landlord would give Tenant the right, immediately or after the lapse of a period of time, to cancel this Lease or to claim a partial or total eviction, Tenant shall not exercise such right; (a) until it has given written notice of such act or omission to Landlord and any Superior Mortgagee; and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee shall have become entitled under such Superior Mortgage to remedy the same. In the event any Superior Mortgagee shall request reasonable modifications to this Lease (excluding any modification of Rent, use of the Premises or which would otherwise diminish Tenant's rights or increase Tenant's obligations hereunder) as a condition to financing or refinancing, Tenant shall not withhold, delay or defer in providing its consent thereto. In the event Tenant has not provided its consent to modifications requested by a Superior Mortgagee within twenty (20) days after written notice from Landlord, Landlord, at its sole option, shall have the right to execute any instrument for and on behalf of Tenant as its attorney-in-fact for the purpose of executing such instrument required to carry out the intent of this Section. In acknowledgment thereof, Tenant hereby appoints Landlord as its irrevocable attorney-in-fact for the purpose of executing any instruments required to carry out the intent of this Section on behalf of Tenant after proper notice, and default hereunder by Tenant.

         3. ATTORNMENT. If any Superior Mortgagee shall succeed to the rights of Landlord hereunder, whether through possession or foreclosure action or delivery of a new lease or deed, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct Lease between Successor Landlord and Tenant, upon all terms, conditions, and covenants as set forth in this Lease, except that the Successor Landlord shall not: (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset; or (c) be bound by any previous modification of this Lease or by any previous prepayment, unless such modification or prepayment shall have been previously approved in writing by such Successor Landlord if such approval was required. Further, upon such attornment, Landlord shall be released from any further obligation hereunder.

                                   ARTICLE XXI

                           LANDLORD'S RIGHT OF ACCESS

         1. ACCESS FOR MAINTENANCE AND REPAIR. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, all of the Building including, without limitation, exterior walls, core interior walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Premises and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other facilities of the Building, and the use thereof, as well as access thereto throughout the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord. Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises, so long as such work by Landlord does not lower the height of the ceiling from that which existed on the Commencement Date. Landlord shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder. Landlord and its agents shall have the right to enter upon the Premises for the purpose of making any repairs therein or thereto which shall be considered necessary or desirable by Landlord in such a manner as to minimize the interference with Tenant's business on the Premises; and in addition, Landlord and its agents shall have the right to enter the Premises at any time in cases of emergency.

         2. ACCESS FOR INSPECTION AND SHOWING. Upon reasonable notice to Tenant and during normal business hours, Landlord and its agents shall have the right to enter and/or pass through the Premises at any time to examine the Premises and to show them to prospective purchasers, mortgagees or lessees of the Building. During the period of six (6) months prior to the Expiration Date of this Lease, Landlord and its agents may exhibit the Premises to prospective tenants upon reasonable notice to Tenant and during normal business hours.

         3. LANDLORD'S ALTERATIONS AND IMPROVEMENTS. If, at any time, any windows of the Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building, other than the Premises or access to the Premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease. Landlord reserves the right to make such changes, alterations, additions and improvements in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, doors, halls, passages, elevators, escalators and stairways thereof, and other public portions of the Building and the Property, as Landlord shall deem necessary or desirable, and no such alterations or changes shall be deemed a breach of Landlord's covenant of quiet enjoyment or a constructive eviction.

                                  ARTICLE XXII

                              SIGNS AND OBSTRUCTION

         1. SIGNS. Tenant shall not place or suffer to be placed or maintained upon any exterior door, roof, wall or window of the Premises or the Building, any sign, awning, canopy or advertising matter of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises except as previously approved in writing by Landlord, in Landlord's sole discretion. Tenant shall not place or maintain any freestanding standard within or upon the Common Area of the Premises or the Building or immediately adjacent thereto without first obtaining Landlord's express prior written consent. No exterior sign or interior sign visible from the exterior of the Building shall be permitted unless expressly permitted herein. Said Building signage shall be subject to Landlord's reasonable approval and is subject to all appropriate government approvals. At Tenant's sole expense, Tenant agrees to maintain any such signage approved by Landlord (which approval shall not be unreasonably withheld or delayed) in good condition and repair at all times and to remove the same at its sole cost and expense at the end of the Term of this Lease. Upon removal thereof, Tenant agrees to repair any damage to the Premises caused by such installation and/or removal at Tenant's sole expense. Landlord shall add Tenant's name to the tenant directory in the lobby of the Building. Tenant may, at Tenant's expense, put a sign on the entrance doors of the Premises, identifying the Tenant as the tenant of the Premises, provided that such sign has first been approved by Landlord in writing. Tenant may also, at its expense, place signage identifying the Tenant as a tenant of the Building on a monument sign constructed or to be constructed at the Building, provided that the location of such sign and form of such sign has received the prior written consent by the Landlord.

         2. OBSTRUCTION. Tenant shall not obstruct the corridors, elevators, stairs, common areas, sidewalks, parking lots or other public portions of the Building or the Property in any manner whatsoever.

                                  ARTICLE XXIII

                                     NOTICES

         1. NOTICES. Any notice or other information required or authorized by this Lease to be given by either Party to the other may be given by hand with receipt; or sent by facsimile transmission; or by certified prepaid mail, return receipt requested; or by nationally recognized overnight courier service, to the other Party at the address stated below. Such address may be changed by either respective Party at any time by giving prior written notice as herein provided. Any notice or information given pursuant to this Section shall be deemed to have been given when received by the Party to whom it has been directed.

AS TO LANDLORD:            1475 Cypress Creek Road, Suite 202
                           Fort Lauderdale, FL  33309
                           Attention: James E. Goldstein
                           Fax No.: (954) 771-8667

WITH A COPY TO:            Clifford I. Hertz, P.A.
                           Broad and Cassel
                           400 Australian Avenue South, Fifth Floor
                           West Palm Beach, FL  33401
                           Fax No.: (561) 655-1109

AS TO TENANT:              Fusion Telecom International
                           1801 South Federal Highway
                           Suite 305
                           Delray Beach, FL  33483
                           Attention:
                           Fax No.:

WITH A COPY TO:            Greenberg Traurig
                           200 Park Avenue
                           New York, NY  10166
                           Attention: Marvin Rosen, Esq.
                           Fax No.: (212) 801-6400

                                  ARTICLE XXIV

                                  MISCELLANEOUS

         1. [DELIBERATELY OMITTED]

         2. ENVIRONMENTAL INDEMNITY. Tenant agrees to indemnify and hold Landlord harmless from and against any and all loss, claim, liability, damages, injuries to person, property or natural resources, cost, expense, action or cause of action arising in connection with the release or presence of any Hazardous Substances at the Property through the acts of Tenant, its officers, employees, contractors, agents or invitees, whether foreseeable or unforeseeable, regardless of the source of such release and when such release occurred or such presence is discovered. The foregoing indemnity includes, without limitation, all costs in law or in equity of removal, remediation of any kind, and disposal of such Hazardous Substances; all costs of determining whether the Premises or other portions of the Property used by Tenant are in compliance and to cause the Premises or other portions of the Property used by Tenant are to be in compliance with all applicable environmental laws, all costs associated with claims for damages to persons, property or natural resources, and Landlord's reasonable attorneys' and consultants' fees and costs, whether or not litigation is instituted. For the purposes of definition, "Hazardous Substances" includes, without limitation, any toxic or hazardous wastes, pollutants (or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9061 ET. SEQ., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act 49 U.S.C. Section 1802 ET. SEQ.). To the best of the knowledge of Landlord, and based solely upon its review of the environmental assessment report of the Property prepared by Property Solutions, Inc. dated as of April 16, 1999, there are no Hazardous Substances at the Property.

         3. RADON GAS. Pursuant to Florida Statutes, Section 404.056[6], the following disclosure is required by law: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that excel federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit.

         4. BROKER COMMISSION. Landlord and Tenant covenant, warrant and represent that Coldwell Banker Commercial Brenner Real Estate Group and Stiles Corporation ("Brokers") were instrumental in bringing about or consummating this Lease. Further, neither Landlord nor Tenant have had any conversations or negotiations with any broker except Brokers concerning the leasing of the Premises. Both parties agree to indemnify the other against and from any claims for any brokerage commissions (except those payable to Brokers) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing representation. Landlord shall pay all brokerage commissions due Brokers in accordance with a separate agreement between Landlord and Brokers.

         5. FINANCIAL STATEMENTS. Prior to the Commencement Date, Tenant shall provide to Landlord, Tenant's most current and complete financial statement including, but not limited to, its balance sheet and profit and loss statement, certified by an officer of Tenant. Further, Tenant shall provide its most current financial information specified above to Landlord within twenty (20) days after written request from Landlord, not to exceed two (2) times in any twelve (12) month period, if the Landlord requires such financial statements in connection with a proposed or pending sale or refinancing of the Building, or in connection with reviewing any request from Tenant for consent to an assignment by Tenant of its interest in this Lease or the Premises or any portion thereof, or if an event of default shall have occurred.

         6. ESTOPPEL CERTIFICATES. Each party agrees, at any time and from time to time as requested by the other party, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications), certifying the dates to which the rent and other charges have been paid, stating whether or not the other party is in default in performance of any of its obligations under this Lease, to the best of the certifying parties' knowledge, and, if so, specifying each such default, and stating whether or not any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Tenant also shall include in any such statements such other information concerning this Lease as Landlord may reasonably request. It shall be a condition precedent to the Landlord's obligation to deliver possession of the Premises to Tenant, that Tenant executes an Estoppel Certificate accepting the Premises and acknowledging the Lease. A form of such Estoppel Certificate is attached hereto as EXHIBIT "C". In the event either party fails to comply with this Section, such failure shall constitute a material breach of this Lease. If Tenant fails to execute the initial Estoppel Certificate, Rent shall continue to accrue, but Landlord shall be under no obligation to deliver possession of the Premises.

         7. NO RECORDATION. This Lease shall not be recorded by Tenant in the Public Records of Broward County, Florida. Any attempted recordation by Tenant shall render this Lease null and void and entitle Landlord to the remedies provided for Tenant's default. At the request of Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord a Memorandum of Lease with respect to this Lease and a Memorandum of modification of Lease with respect to any modification of this Lease, prepared by Landlord and sufficient for recording. Such Memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

         8. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Florida, and in the event litigation arises between the Parties in connection with any of the terms of this Lease, venue shall lie in the Circuit Court in Broward County, Florida, or in the Federal District Court for the Southern District of Florida. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease shall remain in full force and effect. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender, as the context may require.

         9. NO PARTNERSHIP OR JOINT VENTURE. Nothing contained in this Lease will be deemed or construed to create a partnership or joint venture between Landlord and Tenant, or to create any other relationship between the parties other than that of Landlord and Tenant.

         10. CAPACITY TO EXECUTE LEASE. If Tenant is other than a natural person, Tenant represents that it is legally constituted, in good standing and authorized to conduct business in the State of Florida. Tenant further represents that the person who is executing this Lease on its behalf has the full power and authority to perform such execution and deliver the Lease to Landlord, and that upon such execution and delivery, the Lease shall be valid and binding upon Tenant in accordance with its respective terms and conditions. To further evidence the foregoing, upon request by Landlord, Tenant shall deliver to Landlord an appropriate corporate or partnership resolution specifying that the signatory to the Lease has been duly authorized to execute same on behalf of Tenant, and a Certificate of Good Standing from the State of Florida if Tenant is anything other than a natural person or a general partnership. Landlord represents that it is legally constituted, in good standing and authorized to conduct business in the State of Florida and that the person who is executing this Lease on its behalf has the full power and authority to perform such execution and deliver this Lease to Tenant, and that upon such execution and delivery, this Lease shall be valid and binding upon Tenant in accordance with its respective terms and conditions.

         11. EXCULPATION OF LANDLORD. Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Property and neither Landlord nor any officer, director or shareholder of Landlord, shall have any personal liability whatsoever with respect to this Lease.

         12. WAIVER OF TRIAL BY JURY. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT OR TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR BY ANY COURSE OF CONDUCT OR COURSE OF DEALING. TENANT FURTHER AGREES THAT IT SHALL NOT INTERPOSE ANY COUNTERCLAIM (OR COUNTERCLAIMS IN ANY SUMMARY PROCEEDING) IN ANY ACTION INITIATED BY LANDLORD OR BASED UPON NONPAYMENT OF RENT OR OTHER PAYMENTS REQUIRED OF TENANT HEREUNER.

         13. TIME OF ESSENCE. Time is of the essence as to all matters set forth in this Lease.

         14. ENTIRE AGREEMENT. This Lease constitutes the entire understanding between the parties and shall bind the parties, their successors and assigns. No representations, except as herein expressly set forth, have been made by either party to the other, and this Lease cannot be amended or modified except by a writing signed by Landlord and Tenant.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

WITNESSES:                                           "LANDLORD"
(2 witness required)
                                                     FORT LAUDERDALE CROWN CENTER,
                                                     INC., a Florida corporation


______________________________________               By: __________________________________

______________________________________               Name: ________________________________

                                                     Title: _______________________________


                                                     "TENANT"

                                                     FUSION TELECOM INTERNATIONAL
                                                     a Delaware corporation

_____________________________________                By: __________________________________

_____________________________________                Name: ________________________________

                                                     Title: _______________________________

                                                               (SEAL)

                                   EXHIBIT "C"

                              ESTOPPEL CERTIFICATE

RE:  Premises:    1415 Cypress Creek Road, Fort Lauderdale, FL  33309
     Suite No:


LEASE DATED:

BETWEEN: Fort Lauderdale Crown Center, Inc. (Landlord) and Fusion Telecom International (Tenant)


1. The Lease is presently in full force and effect and is unmodified except as indicated herein, if any.

2. Tenant took possession of the Premises on ____________________________and has paid Rent commencing on
         _____________________________,  and all Rent due  under  the  Lease has been paid to________________________________.

3.       The Term of the Lease  commenced on  _____________,  and  terminates on
         _______________.

4. Tenant has accepted possession of the Premises and all improvements required by the terms of the Lease to be made by Landlord, if any, have been completed to the satisfaction of Tenant [exclude punch list items if applicable].

5. No Rent under the Lease has been paid more than 30 days in advance of its due date.

6. Landlord has not defaulted in its obligations under the Lease to Tenant.

7. Tenant, as of this date, has no charge, lien, cause of action, claim or right of offset against Landlord under the Lease or otherwise, against Rents or other charges due or to become due under the Lease.

8.       Tenant is leasing _____rentable square feet in the Building.

9.       The present Base Rent is $________per square foot, per year.

10. Tenant's security deposit is $______and has been paid in full and to the best of Tenant's knowledge is presently held by Landlord.


                                            "TENANT"

                                            FUSION TELECOM INTERNATIONAL,
                                            a Delaware corporation

___________________________________         By: ________________________________

___________________________________         Name: ______________________________

                                            Title: _____________________________

                                                       (SEAL)

                                   EXHIBIT "D"

                           TENANT RULES & REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, or affixed on or to any part of the outside or inside of the building without the written consent of Landlord which consent shall be uniform and non- arbitrarily applied against all occupants. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of the Tenant.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress and egress from their respective premises.

3. Tenant shall not alter any lock or install any new or additional locks without giving Landlord keys therefore, except Tenant's vault, or install any bolts on any doors or windows of the premises which would deny access to firefighters.

4. The Toilet rooms, urinals, wash bowls and other apparatus not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose, employees or invitees shall have caused it.

5. Tenant shall not overload the floor of the premises or in any way deface the premises or any part thereof.

6. No furniture of any kind shall be brought into the building without prior notice to Landlord and all moving the same into or out of the building shall be done at such time and in such manner as Landlord shall reasonably designate. Landlord shall have the right to prescribe the weight, size and position of all heavy equipment brought into the building and also the times and manner of moving the same in and out of the building. Said heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such objects or property from any cause except its negligent willful acts or omissions and all damage caused by Tenant to the building by moving or maintaining any such object or other property shall be repaired at the Tenant's expense.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the premises or the building.

8. No cooking shall be done or permitted by Tenant on the premises, nor shall the premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the premises or the building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

                                   EXHIBIT "D"

                           TENANT RULES & REGULATIONS

10. No boring or cutting for telephone, telegraph or computer terminal wires will be allowed without the reasonable consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the premises shall be subject to the reasonable approval of Landlord.

11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the building, or to the halls, corridors, elevators or stairways in the building, or to the premises, may be refused unless the person seeking access is known to the person or employee of the building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement or other commotion, the Landlord reserves the right to prevent access to the building during the continuance of the same by closing of the doors or otherwise, for the safety of the Tenants and protection or property in the building and the building itself.

12. Landlord reserves the right to exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

13. No vending machines or machines of any description shall be installed, maintained or operated upon the premises without the written consent of the Landlord which consent is herein granted Tenant within Tenant's demised for the exclusive use of Tenant's employees and business invitees.

14. Landlord shall have the right to change the street address of the building which the premises are a part upon giving a reasonable notice.

15. Tenant shall not disturb, solicit or canvass any occupant of the building and shall cooperate to prevent same.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the Tenant's business, except as part of Tenant's address.

17. All entrance doors in the premises shall be left locked when the premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the premises.

18. Landlord shall furnish parking facilities near the building for use by Tenant. Tenant's employees, agents, guests, or invites, but Landlord does not guarantee the availability of parking spaces. The driveways, entrances and exits upon, into and from such parking areas shall not be obstructed by Tenant, Tenant's employees, agents, guests, or invitees provided however Landlord shall not be responsible or liable for failure of any person to observe this rule. Tenant and its employees shall not park in spaces designated for visitor parking.

19. Tenants shall execute such estoppel certificates to confirm the term of Tenant's lease; renewal options; rent paid; occupancy acceptance subject only to minor punch-list items; obligations to pay rent, etc., as may from time to time may be reasonably requested by Landlord.

20. The Landlord reserves the right to make such other and further rules and regulations as in its reasonable judgment may, from time to time, be needed for the proper operations and cleanliness of the premises and for the preservation of good order therein.

                                   EXHIBIT "E"

                      LIST OF PLANS AND SPECIFICATIONS FOR
                         LEASEHOLD IMPROVEMENTS BUILDOUT
                                       AND
                             LANDLORD'S WORK OUTLINE

The following outline represents the extent of Landlord's responsibility for the Construction of the Tenant improvements for the Leased Premises. The lease premise, located at 1415 Cypress Creek Road, 2nd floor, is more particularly illustrated on Drawing # A-1 of "Ritter Architecture, Inc", dated August 23, 1999, "hereinafter EXHIBIT A". The following is meant to outline the intent of the parties; however, the obligations regarding the Construction improvements to be made by the Landlord shall be those indicated on the final working drawings to be prepared by the designated Project Architect. Providing that said drawings generally conform to that contained herein, the parties shall sign off on same plans within seventy two (72) hours of receipt thereof acknowledging their approval; or otherwise note any changes or discrepancies on same plans within same time period. In order to avoid any substantial discrepancies on the Final working drawings, the parties shall meet together with the designated Project Architect to input the necessary information for the preparation of a final floor plan layout. After receipt of same (floor plan), the parties shall provide in writing their consent to said plan (layout or otherwise provide notification of any discrepancies, errors or omissions no later than 48 hours from receipt thereof. Following receipt of approval of the floor plan, preparation of the working drawings shall immediately commence.

The parties to this Agreement acknowledge that "TIME IS OF THE ESSENCE", and shall cooperate with one another to expedite all phases of the work from design / permit to Construction / Completion.

Landlord shall provide rest room facilities in compliance with the City of Fort Lauderdale code requirements within the Building common areas, and generally in the area indicated on the attached "EXHIBIT A".

Landlord's work shall consist of the following items:

1. Demolition: All required demolition of any existing work or improvements to accommodate the proposed Tenant build out.

2. Plans and Permits: Provided by Landlord. Notwithstanding anything to the contrary herein, all work required to meet the requirements of the Building Department and related Governing Agencies, shall be the responsibility of the Landlord.

3. Plumbing: ADA code compliant bathrooms to be provided in building common area in accordance with City of Ft. Lauderdale requirements.

4. Site: New Entry walk way and Architectural canopy overhang to be provide by Landlord at West elevation of Building.

5. Building: Landlord shall provide all work to the building shell to allow for new window wall construction along the west elevation of the building which shall accommodate full width fenestration at the executive offices, all as indicated on the attached "EXHIBIT A".

6. Hardware: All door hardware shall be lever type and conforming to "ADA" requirements. Hardware shall be commercial grade with "626" (brushed chrome) finish.

7. Doors: All doors shall be 1-3/4 inch thick solid core wood - paint grade. Doors shall be 7'0" high and unless noted otherwise, 36" wide.

8. Walls: All interior partitions shall be constructed from 3-5/8" metal studs with 1/2" drywall on both sides. All walls shall receive paint finish. Walls shall receive latex finish, and all wood work (doors, frames & casings) to receive semi gloss / oil base finish.

9. Insulation. "Executive offices" and "Conference Rooms" shall receive R-11 thermal insulation for sound attenuation. All new Tenant separation walls shall likewise receive R-11 thermal insulation for sound attenuation.

10.  Ceilings: All new 2 x 4 suspended acoustical tile ceiling system.

11. Flooring: Where designated on the attached room finish schedule ("EXHIBIT B"), VCT flooring shall be 1/8" commercial grade 12" x 12" vinyl composite tiles. Where carpet is designated on finish schedule, same shall be a 28-32 oz. commercial grade, glue down application, level loop nylon carpet.

12. Cabinetry: Cabinetry, built in and modular furniture to be provided by Tenant.

13. Entry: Landlord to provide new double storefront entry door at the east entry to the space.

14. HVAC: Landlord to provide complete air conditioning systems conforming to the intended use.

15. Fire Alarm: Landlord shall make all required modifications to suit Tenant layout and meet all code requirements.

16. Electrical: Landlord to provide complete electrical and lighting systems to suit Tenant layout including use of 2 x 4 prismatic lens lay in commercial lighting fixtures, exit and emergency lighting, phone and computer outlets, duplex receptacles, light switching, connect A.C. equipment. Include power supply to feed modular furniture stations. Power to the modular furniture units shall be provided by way of Power poles, supplied form ceiling area. Power poles shall be provided for groupings of stations only. Tenant supplied modular units shall include internal raceway provisions ("UL Approved").

17. General: All dimensions on plan ("EXHIBIT "A") are approximate and shall be subject to final field measurements. Architect shall field measure before production of floor plans. Prior to Architect's preparation of the "final working drawings", a floor plan layout shall be submitted to Tenant and Landlord for approval; which approval shall be made within two (2) business days from receipt thereof, or alternatively provide written notice of any discrepancies. Following preparation of the final working drawings by the project Architect, such final working drawings shall be submitted to Tenant and Landlord for approval; which approval shall be made within two (2) business days from receipt thereof, or alternatively provide written notice of any discrepancies. The parties agree and acknowledge that the floor plan to be prepared by the Architect shall accommodate leaving existing mechanical chases and electrical equipment room at their current locations.

18. Exclusions: The following items are specifically excluded from Landlord's scope of work: "FFE" (Furniture, fixtures and equipment), Sound and Security systems, Telephone and Computer systems and wiring, window coverings, identification systems.

Crown Center - "FUSION"                                        September 3, 1999

Landlord's Work Outline

                                  CROWN CENTER
                                TENANT'S RECEIPT


Receipt is hereby acknowledged by Landlord of the total sum of _________________

and ____________________Dollars  ($______), which represents  payment by  Tenant of the following:

1.   $ ____      First month's Base Rent.

2.   $ ____      First month's Additional Rent.

3.   $ ____      First month's Base Rent and Additional Rent Sales Tax.

4.   $ ____      Security Deposit.

     $     TOTAL
===========


DATED this _____ day of __________, 1999.


                                    LANDLORD:

                                    FORT LAUDERDALE CROWN CENTER, INC.

                                    BY ITS AGENT:


                                    By: _____________________________________

                     AMENDMENT NUMBER ONE TO LEASE AGREEMENT

         THIS AMENDMENT NUMBER ONE TO LEASE AGREEMENT (this "Amendment") is entered into this 10th day of December, 1999 between FORT LAUDERDALE CROWN CENTER, INC., a Florida corporation, as landlord (the "Landlord") and FUSION TELECOM INTERNATIONAL, a Delaware corporation, as tenant (the "Tenant"), and hereby amends that certain Lease Agreement dated October ______, 1999 between the Landlord and Tenant (the "Lease") concerning the lease of Suite 220 in the building known as Crown Center, 1475 Cypress Creek Road, Fort Lauderdale, Florida 33309 (the "Premises").

                                   AGREEMENT:

         The parties hereto, for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, hereby amend the Lease as follows:

         1. SECURITY/DAMAGE DEPOSIT. Article IV of the Lease (Security/Damage Deposit is hereby amended by adding the following paragraph to the end of said
Article IV:

                  "If Landlord receives notice from the issuer of the letter of credit provided by Tenant at the commencement of the Lease, or any substitute letter of credit provided by Tenant thereafter in accordance with this Article IV (hereinafter collectively referred to as the "Letter of Credit"), that the Letter of Credit is not being renewed, then Landlord shall send a copy of such notice to the Tenant, and Tenant shall be obligated, within ten (10) days thereafter, to obtain a substitute Letter of Credit, issued by a financial institution reasonably acceptable to the Landlord and in a form comparable to the Letter of Credit which is not being renewed; provided, however, notwithstanding any other time table contained in this paragraph, the substitute Letter of Credit must be received by the Landlord no later than thirty (30) days prior to the expiration date of the then current Letter of Credit. If the substitute Letter of Credit is not received by the thirtieth (30th) day prior to the then applicable expiration date of the current Letter of Credit, then the Landlord shall have the right to draw upon the Letter of Credit for the full amount of the Letter of Credit. All such amounts drawn shall be held in non-interest bearing account and may be co-mingled with other security deposits or funds of Landlord. Such amounts shall be used by the Landlord solely for the purposes set forth in the first paragraph of this Article IV.

                  The original Letter of Credit provided by the Tenant as required by the Lease contains an expiration date of four years from the date of its issuance. Tenant shall be required to provide Landlord with an amendment of such Letter of Credit which renews same for a term ending no earlier then, or a substitute Letter of Credit, issued by a financial institution reasonably acceptable to Landlord and in a form comparable to the original Letter of Credit with an expiration date no earlier than, sixty (60) days after the Expiration Date of the Lease, by no later than the thirtieth (30th) day prior to the expiration date of the original Letter of Credit. It Tenant does not provide such amendment or new Letter of Credit on or before the thirtieth (30th) day prior to the expiration date of the original Letter of Credit, Landlord shall be entitled to draw upon the current Letter of Credit in the full amount of the Letter of Credit and shall deposit the proceeds of the draw into a non-interest bearing account, as set forth in this Article, subject to the terms and conditions of this Article. Such amounts shall be used by the Landlord solely for the purposes set forth in the first paragraph of this Article IV.

                  In the event that the Landlord has drawn upon the Letter of Credit pursuant to either of the two (2) preceding paragraphs, Landlord shall return the proceeds thereof to Tenant upon Landlord's receipt of a new Letter of Credit which complies with the provisions of this
         Article IV.

                  Regardless of whether or not Landlord has drawn upon the Letter of Credit, Landlord agrees that the Letter of Credit shall be reduced, or that a portion of the monies drawn by Landlord under the Letter of Credit, shall be released to Tenant upon Tenant's written request provided that Tenant is not then in default under any provision of the Lease, such that the amount of the Letter of Credit or the proceeds drawn thereunder, as the last may be, being held by the Landlord after such reduction or release is equal to the following amounts at the times indicated: (i) $150,000.00 at the end of the fourth (4th) lease year; (ii) $100,000.00 at the end of the fifth (5th) lease year; and (iii) $50,000.00 at the end of the sixth (6th) lease year."

         2. ADDITIONAL EVENT OF DEFAULT. Article XVI of the Lease (Events of Default is hereby amended by adding the following paragraphs to said Article XVI.

                  "G. Tenant shall fail to provide any substitute or replacement Letter of Credit at the times required by Article IV of the Lease, as amended by Section I of Amendment Number One to Lease Agreement, which failure continues for a period of five
                  (5) days after written notice thereof from Landlord to Tenant."

         3. NO OTHER MODIFICATIONS: RATIFICATIONS AND CONFIRMATION OF LEASE. No other modification, except as expressly set forth herein, is being made to the Lease, and all other terms and conditions of the Lease are hereby ratified and confirmed, as amended hereby, by the parties hereto.

         4. COUNTERPARTS: FACSIMILE SIGNATURE. This Amendment may be executed in multiple counterparts, which, when taken together, shall constitute one and the same instrument. This Amendment may be executed by facsimile signature or the parties, which facsimile signature shall constitute originals for all purposes.

         5. EFFECTIVE DATE. The effective date (the "Effective Date") of this Amendment is the date upon which this Amendment is signed by the Landlord.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WITNESES:                                    "LANDLORD"
(2 witnesses required)
                                             FORT LAUDERDALE CROWN CENTER,
                                             INC., a Florida corporation

________________________________             By: _______________________________
Print Name:_____________________             Name:______________________________
                                             Title :____________________________
________________________________             Date Signed:_______________________
Print Name:_____________________

                                             "TENANT"

                                             FUSION TELECOM INTERNATIONAL,
                                             a Delaware corporation

________________________________             By:________________________________
Print Name:_____________________             Name:______________________________
                                             Title: ____________________________
________________________________             Date Signed:_______________________
Print Name:_____________________
                                                  (SEAL)

                             EXHIBIT 10.10 AMENDMENT

                       SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDEMENT TO LEASE AGREEMENT (this "Second Amendment" is entered into this 24th day of April, 2003 between FORT LAUDERDALE CROWN CENTER, INC., a Florida corporation, and FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (the "Tenant").

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated on or about October, 1999 concerning the leasing of Suite 220 in the building known as Crown Center, located at 1475 Cypress Creek Road , Fort Lauderdale, Florida 33309 (the "Premises"), as amended by that certain Amendment Number One to Lease Agreement ("First Amendment") between Landlord and Tenant dated December 10, 1999 (collectively, the "Lease"); and

         WHEREAS, pursuant to the Lease, Tenant provided Landlord with a security deposit in the amount of $35,442.76 ("Security Deposit") and a letter of credit in the amount of $250,000 ("Letter of Credit") issued by the Chase Manhattan Bank ("Bank"); and

         WHEREAS, the parties acknowledge and agree that Tenant's account was past due and delinquent under the Lease for its failure to pay Landlord the Base Rent and Additional Rent (as defined in the Lease, hereinafter referred to as "Rent") for the months of December 2002, January 2003, and February 2003; and

         WHEREAS, Landlord applied $30,000 of the Security Deposit against Tenant's obligations for Rent for the months of December 2002, January 2003, and February 2003 ("First Security Deposit Application"), and except as otherwise set forth in this Second Amendment, Tenant's account is current for such months; and

         WHEREAS, Landlord and Tenant desire to enter into this Second Amendment in order to set forth Tenant's method of payment for certain Rent payments due under the Lease and otherwise modify the Lease as hereinafter detailed.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

         1. RECITATIONS. The foregoing recitations of fact are true and correct and are incorporated herein by this reference.

         2. RENT PAYMENTS. From March through May, 2003, the parties agree that Tenant's payments of Rent due under the Lease shall be accomplished as follows:
For March 2003, Landlord shall apply $5,000 of the Security Deposit ("Second Security Deposit Application") and apply the sum of $5,679.83 from a $35,000 draw against Tenant's Letter of Credit ("LC Draw") against Tenant's Rent obligation for such month. Landlord's LC Draw will occur simultaneously upon the execution of this Second Amendment, and Tenant will take all necessary actions with the Bank in connection therewith to provide Landlord with all necessary documentation with which to complete the LC Draw. Landlord shall apply the remaining $29,320.17 proceeds of the LC Draw against Tenant's Rent obligations as follows: (a) $1,359.64 due for the increased CAM charges, including sales tax thereon, for January and February 2003, (b) $2,254.00 for 2002 CAM
reconciliation, including sales tax thereon, (c) late fees for October and November, 2002 in the amount of $997.67 (the negotiated amount agreed to between Landlord and Tenant), (d) $20,633.30 representing Tenant's Base Rent and Additional Rent obligations, including sales tax thereon, for April 2003, and
(e) $4,075.56 representing a portion of Tenant's Rent obligations for May 2003. Tenant shall pay Landlord the remainder of its Rent obligations for May 2003 on or prior to the tenth (10th) day of such month. Tenant agrees that commencing June 1, 2003, Tenant shall continue to timely pay Landlord its monthly installments of Rent in accordance with the terms and conditions of the Lease.

         3. RESTORATION OF SECURITY DEPOSIT. On or about April 25, 2004 ("LC Draw Date"), Landlord shall draw upon the Letter of Credit in the amount of $35,000.00 ("Second LC Draw") as restoration of the Security Deposit to such sum prior to the Landlord's First and Second

Security Deposit Applications ("Security Deposit Restoration"). Tenant shall take all necessary actions with the Bank in connection therewith to provide Landlord with all necessary documentation with which to complete the Second LC Draw. If at anytime prior to the LC Draw Date, Landlord receives notice of any kind that the Letter of Credit is not being renewed, or if Tenant shall otherwise be in default under the Lease beyond any applicable cure period, then, in addition to any other right or remedy provided under the Lease, at law or in equity, Landlord shall be entitled to immediately draw upon the Letter of Credit and apply a portion of such proceeds against the Security Deposit Restoration. Notwithstanding such application, Landlord shall be entitled to pursue any remedies against Tenant under the Lease, at law or in equity, for any and all outstanding sums then owed to Landlord under the Lease. In the event Tenant fails to pay Landlord any payments of its Rent as provided herein, or if Tenant shall otherwise be in default under the Lease as amended or this Second Amendment, Landlord shall be entitled to avail itself of any and all remedies available to it under the Lease, this Second Amendment, or at law or in equity. Except as expressly set forth in this Second Amendment, nothing herein shall affect any of Tenant's obligations under the Lease including its obligations to pay Landlord Base Rent and Additional Rent for each month of the Lease Term pursuant to the terms and conditions of the Lease, as amended.

         4. SUBLEASE. Landlord agrees that notwithstanding anything to the contrary contained in Article XII, Section 1 of the Lease, Tenant shall have the right to sublease the Premises, upon Landlord's prior written consent, which shall not be unreasonably withheld or conditioned, so long as such proposed sublessee has in Landlord's reasonable discretion: (a) a strong financial background; (b) substantial experience in the reputable business that it will be conducting at the Premises; and (c) a use that is compatible with the other tenants of the Building and which does not violate any exclusive use provisions then existing in other leases of the Building.

         5. NO OTHER MODIFICATIONS. Except as expressly set forth herein, all of the terms and conditions of the Lease, as amended, shall remain in full force and effect and shall apply to this Second Amendment.

         6. OTHER AGREEMENTS. This Second Amendment, together with the Lease and the First Amendment, is the complete agreement of the parties and supersedes all prior agreements and representations concerning the Lease. Any further amendments to the Lease must be in writing and signed by both parties.

         7. NO LANDLORD DEFAULTS/RELEASE. Tenant acknowledges that Landlord is not in default of any of the terms or conditions of the Lease, as amended, as the date of this Second Amendment and knows of no facts which, given the passage of time, would constitute a default by Landlord under the Lease. Tenant herein releases Landlord from any and all monetary or other claims Tenant may have against Landlord pursuant to the Lease for any past reconciliation of Operating Expenses, prior to the date of this Second Amendment and agrees never to challenge same without the written consent of the Landlord, except as to any reconciliation of the current calendar year's Operating Expenses, and only as such reconciliation may be handled in accordance with the terms of the Lease.

         8. DEFAULTS. Any default under the Lease, as amended, shall be deemed a default under this Second Amendment, and any default under this Second Amendment, shall be deemed a default under the Lease, as amended.

         9. DUE AUTHORIZATION. The person or persons executing this document on behalf of Landlord and Tenant each, respectively, certify and warrant that they are duly authorized to execute this Second Amendment and that this Second Amendment is a valid, binding and enforceable agreement on such party.

         10. DEFINITIONS. All capitalized terms contained in this Second Amendment shall have the meaning ascribed to them in the Lease unless otherwise defined herein.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WITNESS:                                   "LANDLORD:"
(2 witnesses required)
                                           FORT LAUDERDALE CROWN CENTER,
                                           INC., a Florida corporation

________________________________           By:    ______________________________
Print Name: ____________________           Name:  ______________________________
                                           Title: ______________________________

________________________________
Print Name:  ___________________

                                           "TENANT"

                                           FUSION TELECOMMUNICATIONS
                                           INTERNATIONAL, a Delaware corporation

________________________________           By:    ______________________________
Print Name:  ___________________           Name:  ______________________________
                                           Title: ______________________________

________________________________
Print Name:  ___________________

                                                    SEAL)

                             EXHIBIT 10.10 AMENDMENT

                       THIRD AMENDMENT TO LEASE AGREEMENT

         THIS THIRD AMENDEMENT TO LEASE AGREEMENT (the "Amendment") is dated the 28th day of April, 2004 between FORT LAUDERDALE CROWN CENTER, INC., a Florida corporation (hereinafter referred to as "Landlord") and FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated on or about October, 1999 (the "Original Lease") for approximately 13,502 rentable square feet (the "Original Premises") located on the second (2nd) floor in Suite 220 of that certain building known as "Crown Center" located at 1475 Cypress Creek Road , Fort Lauderdale, Florida 33309 (the "Original Building"); and

         WHEREAS, the Original Lease was amended by: (i) that certain Amendment Number One to Lease Agreement Dated December 19, 1999 (the "First Amendment") and (ii) that certain Second Amendment to Lease Agreement dated April 24, 2003 (the "Second Amendment"); and

         WHEREAS, the Original Lease was amended by the First Amendment and the Second Amendment shall be collectively hereinafter referred to as the "Lease"; and

         WHEREAS, Tenant desires to relocate the Original Premises to certain premises in the "Crown Center" located at 1475 Cypress Creek Road, Fort Lauderdale, Florida 33309 (the "Relocated Building") containing approximately 9,716 rentable square feet located on the second (2nd) floor in Suite 204 of the Relocated Building (the "Relocated Premises") and Landlord desires Tenant to so relocate the Original Premises; and

         WHEREAS, in connection with the relocation of the Original Premises, Tenant desires to thereafter extend the Term of the Lease for a term of sixty
(60) months commencing on the "Relocated Premises Commencement Date" (as hereinafter defined); and

         WHEREAS, in connection with the foregoing, Landlord and Tenant desire to amend the Lease as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. The foregoing recitations are true and correct and are incorporated herein by this reference.

         2. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. The initial capitalized terms used herein shall have the same meaning given such terms in the Lease, unless otherwise defined herein or unless the context otherwise indicates.

         3. Effective as of the Relocated Premises Commencement Date, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Relocated Premises, as such Relocated Premises are more particularly described on Schedule "1" attached hereto and made a part hereof. From and after the Relocated Premises Commencement Date, all references in the Lease to the "Premises" (including, without limitation, all references to rentable square feet of the "Premises") shall mean the Relocated Premises and all the references in the Lease to the "Building" (including, without limitation, all references to the rentable square feet of the "Building") shall mean the Relocated Building. As used herein, the term " Relocated Premises Commencement Date" shall mean the tenth (10th) day following the date on which Landlord shall provide Tenant with written notice that Landlord has substantially completed the "Work" as more particularly described and defined on Schedule "2" attached hereto and made a part hereof. Effective as of the Relocated Premises Commencement Date, Exhibit "A" to the Lease is hereby deleted in its entirety and Schedule "1" attached hereto and made a part hereof shall thereafter be deemed, for all purposes, Exhibit "A" to the Lease. In connection with the foregoing, as an accommodation to Tenant, Landlord estimates, in good faith, that the Relocated Premises Commencement Date shall occur on or about May 24, 2004; provided, however, that Tenant expressly acknowledges and agrees that the foregoing is merely an estimate only and not a representation or warranty by Landlord in any manner whatsoever and Landlord is providing such estimate with respect to the Relocated Premises Commencement Date solely as an accommodation to Tenant and, as such, Tenant is expressly acknowledging that Tenant is not relying on Landlord's estimate of the Relocated Premises Commencement Date and that Landlord shall have no liability and that Landlord shall not be in default under the Lease in the event the Relocated Premises Commencement Date shall not occur on or about May 24, 2004.

         4. Except as otherwise set forth herein, on the Relocated Premises Commencement Date all of the terms and provisions of the Lease shall be applicable to the Relocated Premises. Landlord agrees to deliver the Relocated Premises to Tenant on the Relocated Premises Commencement Date (or such earlier date as the parties may agree) with the Work set forth on Schedule "2" attached hereto substantially completed. Except to the extent of the Work as set forth on Schedule "2", Landlord shall deliver possession of the Relocated Premises in its "as-is" condition, without warranty, express or implied. Notwithstanding any provision to the contrary contained herein, Tenant acknowledges and agrees that Tenant shall be solely responsible for all costs and expenses incurred in connection with the performance of all the items of work not included in the description of the Work on Schedule "2" (the "Tenant's Work"). In connection with the performance of any Tenant's Work, Tenant may use Florida licensed and insured subcontractors reasonably approved by Landlord.

         5. Effective as of the Relocated Premises Commencement Date (and subject to the terms and conditions of this Amendment), the Lease, solely with respect to the Original Premises, shall be terminated, cancelled and of no further force or effect. In the event Tenant shall not have vacated the Original Premises on or after the Relocated Premises Commencement Date, then, commencing on the Relocated Premises Commencement Date (at Landlord's option and in addition to all rights and remedies which Landlord shall have at law or in equity) and in addition to the Base Rent, Additional Rent and all other costs and charges due from Tenant to Landlord with respect to the Relocated Premises, Tenant shall pay Landlord "holdover" rent with respect to the Original Premises (in accordance with the terms and conditions of Article XVI, Paragraph 3 of the Lease) until such time that Tenant shall surrender and deliver the Original Premises to Landlord in the condition required by the terms and provisions of the Lease.

         6. On the Relocated Premises Commencement Date, Tenant acknowledges and agrees that Tenant shall surrender and deliver possession of the Original Premises to Landlord in the condition required by the terms and provisions of the Lease. Tenant agrees that it shall be obligated to pay all Base Rent and Additional Rent under the Lease (as modified herein including, without limitation, the modifications set forth in Paragraphs 12 and 14 below) with respect to the Original Premises for the period up to and including the Relocated Premises Commencement Date. Tenant acknowledges and agrees that Tenant's failure to vacate and deliver possession of the Original Premises on the Relocated Premises Commencement Date to Landlord in the condition required pursuant to the Lease shall be a default under the Lease.

         7. Effective as of the Effective Date of this Amendment, Tenant shall have the right to reduce the $250,000.00 letter of credit issued by Chase Manhattan Bank as part of the security deposit under the Lease (as more particularly described in Article IV of the Lease) to a $150,000.00 letter of credit (issued by a financial institution reasonably acceptable to Landlord and in a form reasonably accepted to Landlord). Upon Landlord's reasonable approval of such $150,000.00 letter of credit, Tenant may cause the $250,000.00 letter of credit to be cancelled and, thereafter, such $150,000.00 letter of credit shall be substituted in place thereof. In addition to the foregoing, on June 30, 2004 and provided that Tenant shall not then be in default under the terms and provisions of the Lease beyond applicable notice and cure period, Tenant shall have the right to reduce the $150,000.00 letter of credit to a $50,000.00 letter of credit (issued by a financial institution reasonably acceptable to Landlord and in a form reasonably acceptable to Landlord). Upon Landlord's reasonable approval of such $50,000.00 letter of credit, Tenant may cause the $150,000.00 letter of credit to be cancelled and, thereafter: (a) such $50,000.00 letter of credit shall be substituted in place thereof and shall serve as security for the full performance and observance by Tenant of all the terms, covenants and conditions of the Lease with respect to the Relocated Premises; and (b) Paragraph 3 of the Second Amendment shall be deleted in its entirety and shall be of no further force or effect. In addition to the foregoing, on June 30, 2007 and provided Tenant shall not then be in default under the terms and provisions of the Lease beyond applicable notice and cure period, Tenant shall have the right to reduce the $50,000.00 letter of credit to a $10,000.00 letter of credit (issued by a financial institution reasonably acceptable to Landlord and in a form reasonably acceptable to Landlord). Upon Landlord's reasonable approval of such $10,000.00 letter of credit, Tenant may cause the $50,000.00 letter of credit to be cancelled and, thereafter, such $10,000.00 letter of credit shall be substituted in place thereof.

         8. Effective as of the Relocated Premises Commencement Date, Landlord and Tenant hereby release and forever discharge each other, including their respective officers, directors, employees, representatives, agents, contractors, subsidiaries, affiliates, heirs, personal representatives, successors and assigns, from any and all manner of action and actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, covenants, warranties, obligations, agreements, contracts, promises, damages, claims and demands whatsoever, in law or in equity, which either party ever had, now has or may have in the future, which any personal representative, successor, heir or assign of either party hereafter can, shall or may have against the other party (whether known or unknown as of the date hereof), accruing or arising, directly or indirectly, in whole or in part, for, upon, or by reason of the Lease with respect to the Original Premises, except: (i) Landlord does not release Tenant from its obligations under this Amendment regarding the Original Premises, which obligations shall survive the Relocated Premises Commencement Date; and (ii) neither party releases the other from any indemnities and/or obligations under the Lease with respect to the Original Premises as to matters occurring prior to the Relocated Premises Commencement Date, which obligations and indemnities shall survive the Relocated Premises Commencement Date pursuant to the terms and conditions of the Lease. Notwithstanding anything to the contrary contained herein, Tenant expressly acknowledges and agrees that, subject to the terms and conditions of Paragraph 7 above, nothing contained in this Paragraph 8 shall be deemed to waive, release or modify Paragraph 3 of the Second Amendment, which Paragraph 3 Tenant hereby expressly reaffirms and ratifies as being in full force and effect and which shall survive the occurrence of the Relocated Premises Commencement Date.

         9. Commencing on the Relocated Premises Commencement Date, the Term of the Lease shall be extended for a period of sixty (60) months (the "Extended Term"), and shall thereafter expire at midnight (Eastern Standard Time) on the date which is the last day of the fifth (5th) Lease Year (the "Extended Expiration Date") and all references in the Lease to the Expiration Date of the Term of the Lease shall hereafter be deemed to refer to the Extended Expiration Date unless the Tenant has timely and validly exercised the Option Term, in which case all references to the Expiration Date of the Term of the Lease shall mean the date of the expiration of the Option Term, or such earlier date as may otherwise be provided in the Lease.

         10. Effective as of the Relocated Premises Commencement Date, Article I, Paragraph 3 of the Lease is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

         "FOLLOWING THE EXPIRATION OF THE EXTENDED TERM, PROVIDED IN ALL CASES THAT TENANT IS NOT THEN IN DEFAULT HEREUNDER BEYOND APPLICABLE NOTICE AND CURE PERIOD, TENANT SHALL HAVE ONE (1) OPTION TO EXTEND THE EXTENDED TERM FOR AN ADDITIONAL PERIOD OF THIRTY-SIX (36) FULL CALENDAR MONTHS. SUCH EXTENSIONS SHALL BE UPON ALL OF THE SAME TERMS AND CONDITIONS AS ARE CONTAINED IN THIS LEASE AND THIS AMENDMENT. SUCH EXTENSION IS REFERRED TO HEREIN AS THE "OPTION TERM". TO EXERCISE THE OPTION TERM, TENANT MUST GIVE IRREVOCABLE WRITTEN NOTICE TO LANDLORD OF ITS ELECTION TO EXTEND THE EXTENDED TERM FOR THE OPTION TERM NOT LATER THAN TWO HUNDRED SEVENTY (270) DAYS PRIOR TO THE EXTENDED EXPIRATION DATE. IF TENANT FAILS TO GIVE PROPER AND TIMELY NOTICE OF THE EXERCISE OF THE OPTION TERM, THE OPTION TERM SHALL AUTOMATICALLY BE NULL AND VOID IN ALL RESPECTS, AND THIS LEASE SHALL TERMINATE ABSOLUTELY ON THE EXTENDED EXPIRATION DATE, IF NOT SOONER AS ELSEWHERE PROVIDED IN THIS LEASE.

          UPON TENANT'S TIMELY AND VALID GIVING OF THE FOREGOING WRITTEN NOTICE TO LANDLORD, LANDLORD AND TENANT SHALL BECOME BOUND UNDER THIS LEASE FOR THE OPTION TERM. FURTHER, TENANT SHALL EXECUTE SUCH OTHER DOCUMENTS AS LANDLORD DEEMS REASONABLY NECESSARY TO EVIDENCE AND CONFIRM THE EXTENSION OF THIS LEASE, AND TO RATIFY THE TERMS AND CONDITIONS OF THIS LEASE FOR THE ENTIRE OPTION TERM."

         11. Commencing on the Relocated Premises Commencement Date, and continuing on the first (1st) day of each calendar month occurring during Lease Year 1 of the Extended Term, the Base Rent payable by Tenant to Landlord in accordance with Article II of the Lease (exclusive of sales tax), with respect to the Relocated Premises shall be in the amount of $1111,734.00 per annum (to wit: $11.50 per rentable square foot x 9,716 rentable square feet), payable in twelve (12) equal monthly installments of $9,311.17 each in the manner and in accordance with Article II of the Lease (as modified herein). On the first (1st) day of Lease Year 2 of the Extended Term, and on the first (1st) day of each Lease Year thereafter occurring during Extended Term (and the Option Term if the same has been timely exercised by Tenant in accordance with the terms and provisions of this Amendment), the Base Rent payable by Tenant to Landlord in accordance with Article II of the Lease shall increase by four percent (4%).

         12. Notwithstanding any provision to the contrary contained herein, commencing effective as of April 1, 2004 on the "Effective Date of this Amendment" (as hereinafter defined) and continuing on the first (1st) day of each calendar month occurring during the Term thereafter through and including the Relocated Premises Commencement Date, the Base Rent payable by Tenant to Landlord in accordance with Article II of the Lease (exclusive of sales tax), with respect to the Original Premises, shall be in the amount of $9,311.17 per month ($111,734.00 per annum).

         13. Effective as of the Relocated Premises Commencement Date and throughout the Extended Term of the Lease, Tenant shall continue to pay to Landlord, in the form of Additional Rent, plus applicable sales tax thereon, Tenant's Proportionate Share of the Operating Expenses of the Building and the Property (with respect to the Relocated Premises) for the applicable calendar year in accordance with the terms of the Lease. Upon the Relocated Premises Commencement Date and throughout the Extended Term, Tenant Proportionate Share (with respect to the Relocated Premises) shall be modified to mean 14.16% (to wit: 9,716/68,608 x 100). The estimated Operating Expenses for calendar year 2004 are currently $6.15 per rentable square foot, plus applicable sales tax thereon. The amounts to be included in Tenant's Proportionate Share shall be based upon the actual cost per square foot paid by Landlord for Operating Expenses. Operating Expenses shall not include leasing commissions and expenses for Tenant improvements incurred for other Building tenants. In connection with the foregoing, effective as of the Relocated Premises Commencement Date, Article III, Paragraph 2 of the Lease is hereby deleted in its entirety. Tenant's Proportionate Share of the Operating Expenses shall be pro-rated for any partial calendar year.

         14. Notwithstanding anything to the contrary contained in the Lease, effective as of the Effective Date of this Amendment and through and including the Relocated Premises Commencement Date, Tenant's Proportionate Share (with respect to the Original Premises) shall be modified to mean 6.93% (to wit:
9,716/140,183 x 100). The amounts to be included in Tenant's Proportionate Share shall be based upon the actual cost per square foot paid by Landlord for Operating Expenses.

         15. Effective as of the Effective Date of this Amendment, the second to last sentence of Article III.1.A of the Lease, to wit: "FOR PURPOSES OF DETERMINING TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES, ANNUAL INCREASES IN OPERATING EXPENSES (EXCLUDING INCREASES IN REAL ESTATE TAXES AND INSURANCE PREMIUMS SHALL NOT EXCEED FIVE PERCENT (5%) OF THE OPERATING EXPENSES (EXCLUDING REAL ESTATE TAXES AND INSURANCE PREMIUMS) FOR THE PRECEDING CALENDAR YEAR" is hereby deleted in its entirety.

         16. Effective as of the Relocated Premises Commencement Date, Article VI of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof:

         "THERE SHALL BE AVAILABLE AT THE BUILDING UP TO FOUR (4) PARKING SPACES FOR EACH 1000 SQUARE FEET OF RENTABLE SQUARE FEET CONTAINED IN THE
         PREMISES (TO WIT: THIRTY-EIGHT (38) NONRESERVED SPACES), FOR THE NONEXCLUSIVE USE OF TENANT, FREE OF CHARGE. THREE (3)

         COVERED PARKING SPACES OF THESE THIRTY-EIGHT (38) PARKING SPACES WILL BE DESIGNATED RESERVED FOR TENANT AND LOCATED IN AN AREA AS REASONABLY DESIGNATED BY LANDLORD. IN ADDITION TO THE FORGOING, IN THE EVENT ANY MORE COVERED PARKING SPACES SHALL BECOME AVAILABLE (AS AVAILABILITY SHALL BE REASONABLY DETERMINED BY LANDLORD), TENANT SHALL HAVE THE RIGHT TO USE UP TO TWO (2) ADDITIONAL COVERED RESERVED PARKING SPACES LOCATED IN AN AREA AS REASONABLY DESIGNATED BY LANDLORD. IN THE EVENT ANY SUCH COVERED PARKING SPACES SHALL BECOME AVAILABLE (AS REASONABLY DETERMINED BY LANDLORD) FOR USE BY TENANT, LANDLORD SHALL PROVIDE WRITTEN NOTICE OF THE SAME TO TENANT ("LANDLORD'S PARKING SPACE NOTICE") AND TENANT, WITHIN THREE (3) DAYS FROM RECEIPT OF LANDLORD'S PARKING SPACE NOTICE, SHALL PROVIDE WRITTEN NOTICE TO LANDLORD OF TENANT'S ELECTION TO USE THE ADDITIONAL COVERED PARKING SPACE(S), UP TO TWO (2) PARKING SPACES, IDENTIFIED IN THE LANDLORD'S PARKING SPACE NOTICE, TIME BEING OF THE ESSENCE. IN THE EVENT TENANT SHALL FAIL TO TIMELY PROVIDE WRITTEN NOTICE TO LANDLORD OF TENANT'S ELECTION TO USE ANY SUCH ADDITIONAL COVERED PARKING SPACE(S), UP TO TWO (2) PARKING SPACES, IDENTIFIED IN THE LANDLORD'S PARKING SPACE NOTICE OR TENANT SHALL TIMELY PROVIDE WRITTEN NOTICE TO LANDLORD IN WHICH TENANT SHALL ELECT NOT TO USE SUCH ADDITIONAL COVERED PARKING SPACE(S), THEN, IN SUCH CASE, TENANT SHALL HAVE NO FURTHER RIGHTS TO USE THE ADDITIONAL COVERED PARKING SPACE(S) (OR THE REMAINING ADDITIONAL COVERED PARKING SPACES IN THE EVENT TENANT TIMELY ELECTS TO USE ONE (1) OF SUCH PARKING SPACES), ALL AS IDENTIFIED IN THE LANDLORD'S PARKING SPACE NOTICE, AND THE TERMS AND CONDITIONS OF THIS ARTICLE VI SHALL BE OF NO FURTHER FORCE AND EFFECT WITH RESPECT TO ANY SUCH ADDITIONAL COVERED PARKING SPACES (OR THE REMAINING ADDITIONAL COVERED PARKING SPACES IN THE EVENT TENANT TIMELY ELECTS TO USE ONE (1) OF SUCH PARKING spaces) AS IDENTIFIED IN THE LANDLORD'S PARKING SPACE NOTICE."

         17. Effective as of the Effective Date of this Amendment, the Tenant's Expansion Option as set forth in Article I, Paragraph 4 is hereby deleted in its entirety and is hereby restated in full as follows:

                    "NOTWITHSTANDING ANY PROVISION TO THE CONTRARY CONTAINED HEREIN, AND PROVIDED THAT NO "EVENT OF DEFAULT" SHALL THEN BE OCCURRING, LANDLORD HEREBY GRANTS TENANT, FROM AND AFTER THE OCCURRENCE OF THE RELOCATED PREMISES COMMENCEMENT DATE THROUGH AND INCLUDING THE EXPIRATION OF THE TERM OF THIS LEASE, THE RIGHT OF FIRST OFFER ("RIGHT OF FIRST OFFER") WITH RESPECT TO THOSE CERTAIN PREMISES DEPICTED ON
         SCHEDULE "1" ATTACHED HERETO AND MADE A PART HEREOF AS THE "ROFO SPACE", TO THE EXTENT THAT SUCH ROFO SPACE SHALL BE "AVAILABLE FOR LEASE". AS USED IN THIS LEASE, THE TERM "AVAILABLE FOR LEASE" MEANS THAT THE ROFO SPACE, AT ANY TIME DURING THE TERM OF THIS LEASE, IS NOT FROM TIME TO TIME LEASED OR OTHERWISE COMMITTED TO A THIRD PARTY. IF THE ROFO SPACE SHALL BE AVAILABLE FOR LEASE, THEN LANDLORD SHALL GIVE WRITTEN NOTICE THEREOF TO TENANT (THE "OFFER NOTICE"). AFTER RECEIPT OF THE OFFER NOTICE FROM LANDLORD, TENANT SHALL HAVE THE RIGHT OF FIRST OFFER, EXERCISABLE AT ANY TIME WITHIN FIVE (5) BUSINESS DAYS AFTER TENANT'S RECEIPT OF SUCH OFFER NOTICE (THE "ACCEPTANCE PERIOD"), TO NOTIFY LANDLORD IN WRITING OF TENANT'S ELECTION TO LEASE THE ROFO SPACE UPON THE TERMS SET FORTH IN THE OFFER NOTICE. IF TENANT TIMELY ELECTS TO EXERCISE THE RIGHT OF FIRST OFFER (TIME BEING OF THE ESSENCE), TENANT SHALL DELIVER WRITTEN NOTICE (THE "ACCEPTANCE ELECTION") TO LANDLORD OF ITS EXERCISE OF SUCH RIGHT OF FIRST OFFER DURING THE ACCEPTANCE PERIOD. IF TENANT DOES NOT TIMELY EXERCISE SUCH RIGHT OF FIRST OFFER DURING THE ACCEPTANCE PERIOD, OR FAILS TO DELIVER THE ACCEPTANCE ELECTION AS PROVIDED ABOVE, TIME BEING OF THE ESSENCE, LANDLORD SHALL BE FREE TO LEASE THE ROFO SPACE, OR ANY PART THEREOF, TO ANY PERSON, OR ENTITY, ON ANY TERMS OR CONDITIONS ACCEPTABLE TO LANDLORD, AND TENANT SHALL HAVE NO FURTHER RIGHTS WITH RESPECT TO THE ROFO SPACE. IF TENANT TIMELY PROVIDES THAT ACCEPTANCE ELECTION TO LANDLORD, LANDLORD AND TENANT SHALL ENTER INTO A NEW LEASE FOR THE FIFTEEN (15) BUSINESS DAYS OF THE TENANT'S RECEIPT FROM THE LANDLORD OF A PROPOSED NEW LEASE OR AMENDMENT TO THIS LEASE WITH RESPECT TO THE ROFO SPACE. IF ANY SUCH NEW LEASE (OR AN AMENDMENT TO THIS LEASE) IS NOT ENTERED INTO WITHIN SUCH FIFTEEN (15) BUSINESS DAY PERIOD, THEN THE TENANT'S RIGHT OF FIRST OFFER SHALL IMMEDIATELY BECOME NULL AND VOID AND OF NO FURTHER FORCE AND EFFECT WHATSOEVER.

                  IN THE EVENT TENANT SHALL ELECT TO LEASE THE ROFO SPACE IN ACCORDANCE WITH THIS ARTICLE I, PARAGRAPH 4, THEN ALL OF THE FOLLOWING SHALL APPLY:

                  A. UNLESS OTHERWISE AGREED TO BY BOTH LANDLORD AND TENANT, TENANT SHALL TAKE THE ROFO SPACE IN ITS THEN EXISTING "AS-IS" CONDITION AT THE TIME SUCH ROFO SPACE IS DELIVERED TO TENANT, AND LANDLORD SHALL HAVE NO OBLIGATION TO IMPROVE THE ROFO SPACE. THE ROFO SPACE SHALL BECOME PART OF THE PREMISES AND (EXCEPT AS OTHERWISE SET FORTH HEREIN) SHALL BE SUBJECT TO ALL THE TERMS AND CONDITIONS OF THIS LEASE, INCLUDING, WITHOUT LIMITATION, BASE RENT, TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES AND ALL OTHER ITEMS OF ADDITIONAL RENT.

                  B. THE RIGHT OF FIRST OFFER SHALL BE SUBJECT AND SUBORDINATE TO ANY RIGHTS THAT ANY OTHER TENANT OF THE UNDER A LEASE DATED PRIOR TO THIS LEASE, MAY HAVE WITH RESPECT TO SUCH ROFO SPACE.

                  C. TENANT SHALL NOT BE ENTITLED TO EXERCISE THE RIGHT OF FIRST OFFER AT ANY TIME WHEN AN EVENT OF DEFAULT UNDER THIS LEASE SHALL BE OCCURRING. IN ADDITION TO THE FOREGOING, TENANT SHALL NOT BE ENTITLED TO THE ROFO SPACE IF, UPON THE COMMENCEMENT OF THE TERM OF THE ROFO SPACE, AN EVENT OF DEFAULT BY TENANT SHALL THEN BE OCCURRING.

                  D. SUBJECT TO TENANT AND LANDLORD ENTERING INTO A NEW LEASE OR AMENDMENT TO THIS LEASE WITH RESPECT TO THE ROFO SPACE, THE RENTABLE SQUARE FOOTAGE OF THE ROFO SPACE SHALL BE ADDED TO THE THEN RENTABLE SQUARE FOOTAGE OF THE PREMISES (THE RENTABLE SQUARE FOOTAGE OF THE ROFO SPACE TOGETHER WITH THE THEN RENTABLE SQUARE FOOTAGE OF THE PREMISES
         SHALL  BE  REFERRED  TO AS THE  "NEW  RENTABLE  SQUARE  FOOTAGE"),  AND
         THEREAFTER THE NEW RENTABLE SQUARE FOOTAGE SHALL BE USED FOR ALL PURPOSES OF THIS LEASE, INCLUDING, WITHOUT LIMITATION, THE CALCULATION OF BASE RENT, TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES AND ANY OTHER ITEMS OF ADDITIONAL RENT, WHICH AMOUNTS SHALL BE PAYABLE TO LANDLORD IN THE MANNER AS PROVIDED FOR IN THIS LEASE.

                  E. LANDLORD SHALL NOT BE LIABLE FOR FAILURE TO GIVE POSSESSION OF THE ROFO SPACE BY REASON OF ANY HOLDING OVER OR RETENTION OF POSSESSION BY ANY PREVIOUS TENANTS OR OCCUPANTS WHICH ARE NOT AUTHORIZED BY LANDLORD, NOR SHALL SUCH FAILURE IMPAIR THE VALIDITY OF THIS LEASE; PROVIDED, HOWEVER, THAT THE COMMENCEMENT DATE OF THE ROFO SPACE SHALL NOT OCCUR UNTIL LANDLORD CAN DELIVER POSSESSION OF THE ROFO SPACE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE NEW LEASE OR AMENDMENT TO THIS LEASE ENTERED INTO BY LANDLORD AND TENANT WITH RESPECT TO THE ROFO SPACE.

                  F. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT: (I) IN THE EVENT TENANT SHALL EXERCISE THE RIGHT OF FIRST OFFER IN THE MANNER SET FORTH HEREIN; AND (II) EFFECTIVE AS OF THE COMMENCEMENT DATE OF THE ROFO SPACE LESS THAN THIRTY-SIX (36) FULL CALENDAR MONTHS SHALL REMAIN UNTIL THE EXPIRATION OF THE THEN APPLICABLE TERMS OF THIS LEASE, THEN, AS A CONDITION PRECEDENT TO THE EFFECTIVENESS OF THE TENANT'S EXERCISE OF THE RIGHT OF FIRST OFFER, TENANT SHALL BE REQUIRED TO ADDITIONALLY ELECT TO EXTEND THE THEN APPLICABLE TERM OF THIS LEASE FOR SUCH PERIOD OF TIME WHICH MAY BE REQUIRED TO PROVIDE FOR A THIRTY-SIX (36) FULL CALENDAR MONTH TERM OF THIS LEASE COMMENCING ON THE COMMENCEMENT DATE OF THE ROFO SPACE."

         18. The parties represent and warrant to each other that they have not dealt with any real estate brokers, salesmen, or finders in connection with this Amendment. If a claim for commission in connection with this transaction is made by any broker, salesmen, or finder claiming to have dealt through on behalf of one of the parties hereto, such party shall indemnify, defend and hold the other party hereunder harmless from and against all liabilities, damages, claims, costs, fees and expenses (including reasonable attorney's fees and costs at trial and all appellate levels) with respect to said claim for brokerage.

         19. This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

         20. Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof and Tenant hereby ratifies and affirms all of the terms and conditions thereof.

         21. This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

         22. As used herein, the term "Effective Date of this Amendment" shall mean the date of the last of Landlord and Tenant to execute this Amendment.

         23. In the event that it shall become necessary for either Landlord or Tenant to employ the services of attorneys to enforce any of their respective rights under the Lease or to collect any sums due to them under the Lease or to remedy the breach of any covenant of the Lease on the part of the other to be kept or performed, the nonprevailing party (Tenant or Landlord as the case may be) shall pay to the prevailing party such reasonable fee as shall be charged by the prevailing party's attorneys for such services at all trial and appellate levels and post judgment proceedings and such prevailing party shall also have and recover from the nonprevailing party (Landlord or Tenant as the case may be) all other costs and expenses of such suit and any appeal thereof or with respect to any postjudgment proceedings.

         24. RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARRDING RADON AND RADON TESTING MAY BE OBTAINED FROM OUR COUNTY PUBLIC HEALTH UNIT.

         25. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT OR TENANT'S USE OR OCCUPANCY OF THE
PREMISES, OR BY ANY COURSE OF CONDUCT OR COURSE OF DEALING. TENANT FURTHER AGREES THAT IT SHALL NOT INTERPOSE ANY COUNTERCLAIM (OR COUNTERCLAIMS IN ANY SUMMARY PROCEEDING) IN ANY ACTION INITIATED BY LANDLORD OR BASED UPON NONPAYMENT OF RENT OR OTHER PAYMENTS REQUIRED OF TENANT HEREUNDER.

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

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first mentioned above.

                                            "LANDLORD"

WITNESS:                                    FORT LAUDERDALE CROWN
                                            CENTER,  INC., a Florida corporation

________________________________            By:    _____________________________
Print Name: ____________________            Name:  _____________________________
                                            Title: _____________________________

________________________________
Print Name: ____________________

                                            "TENANT"

                                            FUSION TELECOMMUNICATIONS
                                            INTERNATIONAL, INC., a Delaware
                                            corporation

________________________________            By:    _____________________________
Print Name:  ___________________            Name:  _____________________________
                                            Title: _____________________________

________________________________
Print Name:  ___________________

                                                    (SEAL)

                                   SCHEDULE 1

                               RELOCATED PREMISES

                                  SCHEDULE 1-1

                                  "ROFO SPACE"

                                   SCHEDULE 2

                              WORK LETTER AGREEMENT

This Work Letter Agreement ("Work Letter") is executed simultaneously with that certain Third Amendment to Lease Agreement dated of even date herewith, which amends that certain Lease Agreement dated on or about October, 1999, as further amended by that certain Amendment Number One to Lease Agreement dated December 19, 1999 and that certain Second Amendment to Lease Agreement dated _____________, 2003 (collectively, the "Lease") between and FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "Tenant") and FORT LAUDERDALE CROWN CENTER, INC., a Florida corporation (hereinafter referred to as "Landlord"), relating to demised premises ("Premises") located on the second (2nd) floor in Suite 204 of that certain building known as the "Crown Center" located at 1475 Cypress Creek Road, Fort Lauderdale, Florida 33309 (the "Building"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

         For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

         1. TENANT'S INITIAL PLANS; THE WORK. Tenant desires Landlord to perform certain leasehold improvements in the Premises in substantial accordance with
Schedule 2-1 (collectively, the "Initial Plan"). Such work, as described on the Initial Plan and as shall be more fully detailed in the Working Drawings (as defined and described in Paragraph 2 below), shall be hereinafter referred to as the "Work". In connection with the foregoing, upon Landlord's request, Tenant shall promptly furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers to prepare mechanical, electrical and plumbing plans and to prepare the Working Drawings, including a final telephone layout and special electrical connection requirements, if any. All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Additional Work (as defined in Paragraph 7 below) because, in Landlord's reasonable opinion, the work, as described in any such item, of the Additional Work, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof); (e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the Building; (g) might adversely affect another tenant's premises; (h) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building; or (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plan or any other plans, drawings, specifications or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant intended use of the Premises.

         2. WORKING DRAWINGS. If necessary for the performance of the Work and not included as part of the Initial Plan attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan by Tenant to Landlord and approved by Landlord pursuant to Paragraph 1 above. So long as the Working Drawings are consistent with the Initial Plan, Tenant shall approve the Working Drawings within the three (3) days after receipt of same from Landlord by initialing and returning to Landlord each sheet of the Working Drawings or by executing Landlord's approval form then in use, whichever method of approval Landlord may designate.

         3. PERFORMANCE OF THE WORK. Except as hereinafter provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or shown otherwise in the Working Drawings) building standard materials, quantities and procedures then in use by Landlord, but no less than commercially reasonable standards for like office buildings of like class in Fort Lauderdale, Florida ("Building Standards").

         4. SUBSTANTIAL COMPLETION. The Work shall be deemed to be "substantially completed" for all purposes under this Work Letter and the Lease if and when both of the following shall have occurred: (i) Landlord's architect issues a written certificate to Landlord and Tenant, certifying that the Work has been substantially completed (i.e., completed except for "punchlist" items listed in such architect's certificate) in substantial compliance with the Working Drawings; and (ii) Landlord has obtained, and delivered to Tenant, a certificate of occupancy (or its equivalent) for the Relocated Premises, issued by the appropriate governmental agency having jurisdiction over the Relocated Premises. Landlord agrees to use reasonable and continuous diligence to complete all punchlist work listed in the aforesaid architect's certificate promptly after substantial completion.

         5. TENANT DELAYS. Landlord shall not be liable for failure to complete the Work by reason of any delay attributable to Tenant ("Tenant Delays"), including without limitation:

                  (a) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or the other information required under Paragraph 1 above on or before the date stated in Paragraph 1;

                  (b) the failure of Tenant to grant approval of the Working Drawings within the time required under Paragraph 2 above;

                  (c) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction staging or phasing;

                  (d) the performance of any Additional Work (as defined in Paragraph 6 below) requested by Tenant or the performance of any work in the Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion such work; or

                  (e) any other act or omission of Tenant that causes a delay.

         6. ADDITIONAL WORK. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for work other than the Work described in the Working Drawings approved by Tenant, including, without limitation, any change orders to the Work (in accordance with Paragraph 2 above) ("Additional Work") and the approval by Landlord of such Additional Work, which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform such Additional Work, at Tenant's sole cost and expense, subject, however, to the following provisions of this Paragraph 6. Prior to commencing any Additional Work requested by Tenant, Landlord shall submit to Tenant a written statement of the cost of such Additional Work, which cost shall include a fee payable to Landlord in the amount of 15% of the total cost of such Additional Work as compensation to Landlord for monitoring the Additional Work and for administration, overhead and field supervision associated with the Additional Work and an additional charge payable to Landlord in the amount of 5% of the total Cost of the Additional Work as compensation for Landlord's general conditions (such fee and additional charge being herinafter referred to collectively as "Landlord's Additional Compensation"), and, concurrently with such statement of cost, Landlord shall also submit to Tenant a proposed tenant extra order (the "TEO") for the Additional Work in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such TEO and shall pay to Landlord the entire cost of the Additional Work, including Landlord's Additional Compensation (as reflected in Landlord's statement of such cost), within five (5) days after Landlord's submission of such statement and TEO to Tenant. If Tenant fails to execute or deliver such TEO or pay the entire cost of such Additional Work within such 5-day period, then Landlord shall not be obligated to do any of the Additional Work and may proceed to do only the Work, as specified in the Working Drawings.

         7. LEASE PROVISIONS. The terms and provisions of the Lease, insofar as they are applicable to this Work Letter, are hereby incorporated herein by reference. All amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all of the rights and remedies provided for in the Lease.

         8. MISCELLANEOUS.

                  (a) This Work Letter shall be governed by the laws of the state in which the Premises are located.

                  (b) This Work Letter may not be amended except by a written instrument signed by the party or parties to be bound thereby.

                  (c) Any person signing this Work Letter on behalf of Tenant warrants and represents he/she has authority to sign and deliver this Work Letter and bind Tenant.

                  (d) Notices under this Work Letter shall be given in the same manner as under the Lease.

                  (e) The headings set forth herein are for convenience only.

                  (f) This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work.

                  (g) In the event that the final working drawings and specifications are included as part of the Initial Plan attached hereto, or in the event Landlord performs the Work without the necessity of preparing working drawings and specifications, then whenever the term "Working Drawings" is used in this Agreement, such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Landlord.

         9. EXCULPATION OF LANDLORD. Notwithstanding anything to the contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:

                  (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter (collectively, "Landlord's Work Letter Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease are a part (hereinafter, "Landlord's Real Estate") and not to any other assets of Landlord or its constituent partners; and

                  (b) Except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its constituent partners, or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

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

         IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the ____ day of _________________, 2003.


                                            "LANDLORD"

WITNESS:                                    FORT LAUDERDALE CROWN
                                            CENTER,  INC., a Florida corporation

________________________________            By:    _____________________________
Print Name: ____________________            Name:  _____________________________
                                            Title: _____________________________

________________________________
Print Name:  ___________________

                                            "TENANT"

                                            FUSION TELECOMMUNICATIONS
                                            INTERNATIONAL, INC., a Delaware
                                            corporation

________________________________            By:    _____________________________
Print Name:  ___________________            Name:  _____________________________
                                            Title: _____________________________

________________________________
Print Name:  ___________________

                                                    (SEAL)

                                  SCHEDULE 2-1

                                      WORK

                              LANDLORD WORK LETTER

Tenant:     FUSION TELECOM
Area:       9,754
Location:   1475 CYPRESS CREEK ROAD

Suite No.:  204
Date:       March 7, 2004

LANDLORD SHALL PROVIDE THE DEMISED PREMISES WITH THE FOLLOWING IMPROVEMENTS:

         1. DEMOLITION of existing installations as required for new construction to suit Tenant layout as designated on the attached plan "Exhibit A", as well as required to allow for construction of new one hour rated Tenant separation wall separating Tenant space from adjacent space to the south. This (rated) wall shall include R- 11 thermal insulation.

         2. Construction of Tenant space per the attached floor plan layout ("Exhibit A"). Finish standards to match existing.

         3. Entire Tenant space shall be REPAINTED. Color selection by Tenant.

         4. All new DOORS and hardware to match existing / including finish (paint color selection) - by Tenant.

         5.       Existing CABINETRY in break room to remain.

         6. New FLOOR COVERINGS for entire space. Use commercial grade carpet. Carpet shall be based on Landlord's Building standard carpet. Tenant shall pick color / pattern from Landlord's selection.

         7.       4" HIGH VINYL COVE BASE for entire space - color  selection by
                  Tenant.

         8. Rework CEILING electrical, fire sprinklers, air conditioning to suite floor plan. Installations and materials shall match existing. Where practical to leave ceiling bulkheads from removed partitions so as not to disrupt existing ceiling installations, Landlord may, at Landlord's discretion, do so.

         9.       All costs for construction PLANS AND BUILDING PERMITS.

         10. FIRE ALARM system compliant with City of Ft. Lauderdale's Fire Department current requirements.

         11. ELECTRICAL: Lighting shall be altered to suit Tenant layout and modular furniture configuration. Power shall meet requirement's of Tenant's use, consistent with Tenant's existing set up at 1415 Cypress Creek Road. Include required data / phone stubs.

         12. CEILINGS: All ceiling work as required to suit layout, including lighting & HVAC grills. All new installations to match existing. All ductwork and A.C. grills to be modified / added, all as required to suit Tenant space plan. LIGHTING:
                  Repair and re-lamp all existing lighting fixtures. New exit and emergency lighting, as well as modification of existing - to suite Tenant layout.

         13. INTERIOR WINDOWS: Install at eight (8) offices as shown on floor plan Exhibit "A".

         14.      FIRE  EXTINGUISHERS:  As  required  by  code  /  City  of  Ft.
                  Lauderdale.

         LANDLORD DOES NOT INCLUDE THE FOLLOWING ITEMS:

         1.       "FFE" - Furniture, Fixtures, Equipment.

         2.       Window Coverings (existing to remain).

         3.       Wall coverings.

         4. Sound, Phone, T.V., Computer, Data, Security wiring and systems.

         5.       Kitchen appliances.

         THE FOLLOWING PROVISIONS SHALL APPLY TO LANDLORD'S WORK:

         1. All work provided by Landlord shall comply with current applicable codes and building standards.

         2. Landlord shall re-use existing doors, frames and hardware wherever possible subject to materials being in a reasonably good condition prior to finishing. Where same materials are not available or reusable, Landlord shall provide new materials to match existing - finish selection per Tenant.

         3.       Where new  materials  are  required,  Landlord  shall use best available for matching color and texture. The parties acknowledge that this provision is subject to availability; however, due to such conditions related to availability, as well as product discontinuation, dye lot changes, shade and color variations; Landlord's obligations in this regard shall be limited to "best efforts".

         4. Construction drawings showing all details of the work shall be prepared by Landlord's Design Professionals. Prior to commencement of any work, Landlord and Tenant shall review said Construction drawings to assure that the proposed design meets the intent of this Landlord Work Letter and the proposed Tenant's use of the space. The formal method of plan approval / acceptance shall be specified in the Lease Agreement.